UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
(Exact name of registrant as specified in charter)

470 Park Avenue South

New York, NY 10016
(Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

1-646-495-7333

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2022

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders,

We are pleased to present the Kinetics Mutual Funds (“Fund” or “Funds”) Annual Report for the twelve-month period ended December 31, 2022.

2022 was an anomalously poor year for investment returns. Equity and fixed income — regardless of geography, market capitalization, or style—all fell materially for the year as diversification provided little benefit, even amongst asset classes. This performance decline was concurrent with the reversal of several long-term trends which we believe had largely supported trailing performance. Interest rates rose, as overnight rates climbed from a few basis points at the start of the year to 4.3% by the end of the year. This is the fastest and sharpest rise in benchmark interest rates in modern history and comes after nearly 30 years of steadily falling rates. Market earnings, as reflected in the S&P 500 Index earnings per share, fell in 2022 after years of steady increases and long-term compounded earnings growth well in excess of economic growth (with the exception of a steep drop at the beginning of the COVID pandemic). And inflation remained stubbornly high after nearly 30 years of low, stable, or falling inflation. By the end of 2022, the reported Consumer Price Index (“CPI”) year over year increase had fallen from the peak of over 9%, but these increases are off an increasingly higher base level. Consider that the reported CPI year over year increase in December 2022 was 6.42%: while this is incrementally lower than the reported numbers earlier in 2022, in December 2020, the reported CPI, year over year increase was 1.28%. Although inflation is expected to slow from here, price increases are approximately 16% higher now than in 2020, and prices are continuing to rise. So even as reported inflation is moderating, the consumer and business impact will continue. This environment favors resilient businesses: we believe that our portfolios are positioned well for the volatile period we anticipate.

A performance summary follows (No Load Class) for the fiscal year ended December 31, 2022: The Internet Fund -24.28%; The Global Fund -6.46%; The Paradigm Fund +29.17%; The Medical Fund +4.21%; The Small Cap Opportunities Fund +31.96%; The Market Opportunities Fund +14.98%; The Alternative Income Fund -4.07%; The Multi-Disciplinary Income Fund -2.30%; and the Kinetics Spin-Off and Corporate Restructuring Fund +39.43%. This compares to returns of -18.11% for the S&P 500® Index; -16.10% for the S&P 600® Small Cap Index; -18.36% for the MSCI All Country World (ACWI) Index; -13.01% for the Bloomberg U.S. Aggregate Bond Index; -11.19% for the

Bloomberg U.S. Corporate High Yield Bond Index; -3.40% for the Bloomberg U.S. 1-3 Year Credit Index®; -33.10% for the Nasdaq Composite®; and -14.45% for the MSCI EAFE® Index.

While 2022 appeared to be an outlier with poor returns, in fact, we would argue that it was the previous decade that was anomalous. Our view is that this was due, in part, to the systemic supports noted above: low interest rates and low inflation. Other preconditions for the prior decade’s returns are also reversing; investors must be prepared for these changes.

•	For years, increasing globalization effectively imported disinflation (i.e., a lower level of price increases), as the United States was able to offshore manufacturing and other capital intensive, low margin businesses. With the supply shortages experienced during the pandemic and amid national security concerns, we have entered a period of deglobalization.
•	At the same time, raw material and labor shortages mean that Organisation for Economic Co-operation and Development (“OECD”) countries are now competing with developing nations for the same resources, contributing to higher prices.
•	After years of increasing productivity due to continuing adoption of the internet, among other factors, productivity has plateaued. Declining productivity has only worsened as the government represents a higher percentage of Gross Domestic Product (“GDP”).

These variables will limit the U.S. Federal Reserve’s policy options, but the current playbook appears to be limited solely to an attempt to negatively impact demand via higher interest rates. Our view is that this may be effective in the shorter-term, but it does not do anything to the address the larger supply problem. The likely outcome, we believe, will be higher (albeit, volatile) sustained, structural inflation.

A final added constraint on the central bank is the scale of the government debt outstanding and prevailing budget deficits. As interest rates rise, maturing government debt will be replaced with higher interest rate paper, pressuring the already strained Federal budget. This will result in incrementally higher interest expense as a total proportion of the Federal budget, during a period when high deficits are expected to exist for over a decade.

Despite the challenges facing the economy and financial assets, we believe that there are pockets of opportunity in what is likely to be a protracted period of higher volatility and mixed returns for the broader indexes. Companies with exposure to hard assets, such as energy, commodities, and land represent one area that we believe will thrive in this environment. Resilient business models such as royalty structures, financial exchanges, and information-based businesses are likely to weather these market conditions, as are alternative “stores of value”, such as precious metals and cryptocurrency (in particular, Bitcoin).

Paradigm Fund: The Fund’s performance was driven by positive returns in investments in “hard asset” companies, which we believe stand to benefit from rising price levels, particularly the energy sector. Blockchain/cryptocurrency exposures detracted from returns. The small/mid cap focus of the Fund did not detract from absolute or relative returns, despite large cap companies slightly outperforming small and mid- cap. The Fund’s value bias contributed to performance, as value outperformed growth for 2022.

Small Cap Opportunities Fund: The Fund’s performance was driven by positive returns in “hard asset” companies, which we believe stand to benefit from rising price levels, in addition to exposure to “defense technology” companies, which we believe have decades of future secular growth potential. These sectors primarily include energy and industrials/defense. These industries have minimal weighting in the Fund’s benchmark and contributed to material relative outperformance. Underweight exposure in Consumer Staples and Financials, and stock selection within Health Care and Industrials detracted from relative returns.

Market Opportunities Fund: The Fund’s performance benefitted from select exposure to the energy and real estate industries, while cryptocurrency/blockchain exposure detracted from returns.

Internet Fund: The Fund’s performance was driven by negative returns in blockchain/cryptocurrency companies. Cryptocurrency companies fell amid concerns about the solvency of some mining companies and the security of investor funds. We expect this to be remedied as the regulatory environment for the industry develops in the coming years.

Global Fund: The Fund’s performance was driven by positive returns in “hard asset” companies, which we believe stand to benefit from rising price levels, primarily energy companies. Despite outperformance in many of these companies, blockchain/cryptocurrency exposure proved to be a headwind to absolute returns, though on a relative basis, the Fund outperformed the global large capitalization benchmark.

Medical Fund: The Fund’s performance was driven by positive returns in leading global pharmaceutical companies, in addition to smaller allocations to leading biotechnology companies. Pharmaceutical and large cap biotechnology returns were strong, driving much of the annual gain, while emerging biotechnology companies lagged. As a result, the Fund performed roughly in line with the biotechnology index and outperformed the pharmaceutical index.

Kinetics Spin-Off & Corporate Restructuring Fund: The Fund’s performance was driven by positive returns in energy royalty companies. The Fund has had minimal turnover due to a dearth of attractive new spin-offs. However, the legacy positions have continued to post strong returns, easily besting the broader large capitalization equity benchmarks.

Multi-Disciplinary Income Fund: The Fund’s performance was driven by income generated from select high yield bonds, with limited duration profiles. However, the prices of these bonds fell with rising interest rates and widening risk-spreads. The Fund continued to hold minimal to no option exposure, due to defensive positioning.

Alternative Income Fund: The Fund’s performance was driven by negative returns in shorter duration credit vehicles. The value of these securities declined modestly due to rising interest rates, albeit less so than higher risk and longer duration instruments.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

We believe that the only means to achieve compounded investment returns above market benchmarks without correspondingly higher risk is to formulate a unique process and adhere to it through multiple market cycles. This stands in contrast to the conventional approach, which constantly shifts investments based on the perceived preferences of the market. The latter approach requires not only the prescience to consistently interpret the market’s next predilection, but also the ability to time the shifts such that they are neither too early nor too late. Difficult as it is to do this successfully, most investors invest in this manner. Perhaps they have the hubris to believe that they have a unique ability to tactically shift investments. However, the more likely reason is that most investors are unwilling to accept underperformance over discrete periods of time. Adherence to a disciplined investment approach over an extended period of time all but guarantees periods of underperformance when other strategies are in vogue.

Our Funds endured 2010 through 2020 with reasonable returns on both an absolute and relative basis, albeit, trailing the market benchmarks in many of these years. This is understandable, and even expected, when only the most speculative growth strategies could surpass the market returns during that period. However, the trailing compounded performance from this period through the present day has more than offset the period of laggard returns. Despite the recent success, our positioning remains distinctly non-consensus compared to the broader market. We take comfort in the fact that we remain in the minority with our investment positioning but also recognize the vicissitudes in short-term variables which can impact our results.

One of the primary components of our non-consensus investment positioning is our emphasis upon hard assets. Hard assets are simply tangible, finite resources which have largely inelastic demand and limited supply growth potential. Examples include energy, precious metals, base metals, agricultural commodities, and land. Companies engaged in these industries are typically capital intensive and are highly exposed to the market cycles, and therefore, trade at low cash flow multiples. Furthermore, many of these industries experience extreme “capital cycles” whereby, capital chases high returns when the market conditions are accommodative, ultimately increasing supply such that forward returns are dismal, following which capital flees the industry. These violent cycles can substantially impair capital, particularly in highly indebted companies with poor unit economics.

We have experienced a reasonably robust cycle of higher returns in many hard asset markets, but we believe that a much longer, steeper cycle is only just beginning. This view is largely based on the fact that i.) the preceding capital “down cycle,” where capital has been withdrawn from these industries, has been particularly protracted, and ii.) capital has yet to return to these industries despite higher returns over the past year. That being said, we believe that now is not the time to be greedy, and that staying power is amongst the highest priorities when investing in cyclical industries and hard asset companies.

The current setup for this investment style reminds us of the 1888 poem “Casey at the Bat” by Ernest Thayer. In the poem, the fictional “Mudville” baseball team is losing by two runs in the last inning of the game, with their star player “Casey” up fifth in the lineup. The crowd is convinced that victory is assured if only Casey can get to bat; however, this would require two of the lowly players preceding him to get on base. Alas, after the 1st and 2nd batters fail to advance, the 3rd and 4th batters safely reach base – only for Casey to strike out.

The poem is illustrative of the hard asset capital cycle, where the investments appear to be in a dire position, but against the odds, salvation arrives—but fails to deliver. Investment funds’ flows only enter hard assets once Casey has arrived at bat, which equates to high prices and low prospective returns. The only way for an investment to be successful at this point is for Casey to hit a home run: anything less will be punished by the market. The worst-case scenario is for Casey to strike out, which results in steep investor losses and capital fleeing the industry again.

We don’t think that we are anywhere near a “Casey moment” yet, where capital is abundant, valuations are high, and prospective returns are low, but we still recognize the need not to strike out in these investments. In our view, the best way that we can protect against such a scenario is to recognize the volatility in these sub-industries and invest in efficient, capital light business models that are less susceptible to striking out. Tempting as it may be to try to hit a home run and embrace companies with the highest leverage to higher hard asset prices (i.e., indebted mining and energy extraction companies), we believe these businesses are far more prone to the impairment of capital. On the other hand, the capital light businesses are consistently hitting singles and doubles, slowly compounding value. This summarizes our strategy and positioning: though returns may be variable, we believe that this is a necessary part of seeking asymmetric opportunities to compound our capital base even though we are frequently at odds with the consensus.

Disclosure

This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Past performance is no guarantee of future performance. Mutual fund investing involves risk. Principal loss is possible. Because The Internet Fund, and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.

The Internet Fund, Market Opportunities Fund, The Paradigm Fund, The Spin-Off and Corporate Restructuring Fund, and The Global Fund may have high a concentration of their investments in single companies or in single industries or geographic regions will may result in higher volatility and a higher degree of risk than funds with a higher level of diversification.

International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds.

Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified Funds, except The Global Fund and The Multi-Disciplinary Income Fund, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds, except Kinetics Spin-Off and Corporate Restructuring Fund, pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The MSCI All Country World Index, the S&P 500® Index, NASDAQ Composite®, S&P 600® Small Cap Index, MSCI EAFE® Index, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Corporate High Yield Bond Index each represent an unmanaged, broad-basket of stocks or bonds. They are typically used as a proxy for overall market performance.

Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Horizon Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com. January 1, 2023 — Horizon Kinetics Asset Management, LLC®

How a $10,000 and $1,000,000 Investment Have Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds and a $1,000,000 investment in The Kinetics Spin-Off and Restructuring Fund (“The Spin-off Fund”) as compared to the performance of one or two representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs.

It is noted that with respect to each benchmark listed below, the securities that comprise each benchmark may differ substantially from the securities the Funds' portfolios. It is not possible to invest directly in an index.

S&P 500® Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500® is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds.

NASDAQ Composite® — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite® is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds.

MSCI ACWI (All Country World) Index — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic,

Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

S&P 600® SmallCap Index — measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2, 2014, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Bloomberg U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed.

Bloomberg U.S. Corporate High Yield Bond Index —is composed of fixed-rate, publicly issued, non-investment grade debt.

The Internet Fund

December 31, 2012 — December 31, 2022 (Unaudited)

			Ended 12/31/2022
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	Composite
One Year	-24.28%	-24.47%	-28.81%	-24.87%	-18.11%	-33.10%
Five Years	4.66%	4.40%	3.17%	3.87%	9.42%	8.68%
Ten Years	10.70%	10.42%	9.77%	9.88%	12.56%	13.24%
Twenty Years	10.80%	10.56%	N/A	N/A	9.80%	10.84%
Since Inception
No Load Class
(10/21/96)	13.24%	N/A	N/A	N/A	8.66%	8.50%
Since Inception
Advisor
Class A
(4/26/01)	N/A	7.92%	7.62%	N/A	7.44%	7.85%
Since Inception
Advisor
Class C
(2/16/07)	N/A	N/A	N/A	8.88%	8.47%	9.45%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund

December 31, 2012 — December 31, 2022 (Unaudited)

			Ended 12/31/2022
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	ACWI
One Year	-6.46%	-6.79%	-12.17%	-7.21%	-18.11%	-18.36%
Five Years	4.80%	4.52%	3.28%	4.00%	9.42%	5.23%
Ten Years	7.73%	7.59%	6.94%	6.94%	12.56%	7.98%
Twenty Years	7.05%	N/A	N/A	N/A	9.80%	8.04%
Since Inception
No Load Class
(12/31/99)	1.03%	N/A	N/A	N/A	6.27%	4.45%
Since Inception
Advisor
Class A
(5/19/08)	N/A	5.82%	5.39%	N/A	9.20%	5.01%
Since Inception
Advisor
Class C
(5/19/08)	N/A	N/A	N/A	5.17%	9.20%	5.01%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund

December 31, 2012 — December 31, 2022 (Unaudited)

			Ended 12/31/2022

		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	ACWI
One Year	29.17%	28.86%	21.45%	28.22%	29.43%	-18.11%	-18.36%
Five Years	17.84%	17.55%	16.16%	16.96%	18.08%	9.42%	5.23%
Ten Years	16.50%	16.21%	15.52%	15.63%	16.74%	12.56%	7.98%
Twenty Years	13.22%	12.92%	12.59%	12.35%	N/A	9.80%	8.04%
Since Inception
No Load Class
(12/31/99)	11.46%	N/A	N/A	N/A	N/A	6.27%	4.45%
Since Inception
Advisor Class A
(4/26/01)	N/A	11.68%	11.38%	N/A	N/A	7.44%	5.83%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	11.72%	N/A	8.96%	7.17%
Since Inception
Institutional
Class
(5/27/05)	N/A	N/A	N/A	N/A	11.41%	9.01%	6.57%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund

December 31, 2012 — December 31, 2022 (Unaudited)

	Ended 12/31/2022
	No Load		NASDAQ
	Class(1)	S&P 500®	Composite
One Year	4.21%	-18.11%	-33.10%
Five Years	8.19%	9.42%	8.68%
Ten Years	10.83%	12.56%	13.24%
Twenty Years	9.12%	9.80%	10.84%
Since Inception
No Load Class
(9/30/99)	8.96%	6.83%	5.92%

(1) Effective as of the close of business on November 18, 2022, Advisor Class A and Advisor Class C shares in The Medical Fund were converted into No Load Class shares.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund

December 31, 2012 — December 31, 2022 (Unaudited)

	Ended 12/31/2022
			Advisor
		Advisor	Class A
	No Load	Class A	(Load	Advisor	Institutional
	Class	(No Load)	Adjusted)(1)	Class C	Class	S&P 500®	S&P 600®
One Year	31.96%	31.64%	24.07%	30.98%	32.22%	-18.11%	-16.10%
Five Years	20.93%	20.61%	19.19%	20.01%	21.15%	9.42%	5.88%
Ten Years	18.07%	17.77%	17.07%	17.18%	18.30%	12.56%	10.82%
Since Inception
No Load Class
(3/20/00)	12.58%	N/A	N/A	N/A	N/A	6.35%	9.02%
Since Inception
Advisor Class A
(12/31/01)	N/A	11.45%	11.14%	N/A	N/A	8.02%	9.28%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	9.67%	N/A	8.47%	8.07%
Since Inception
Institutional
Class
(8/12/05)	N/A	N/A	N/A	N/A	11.99%	8.93%	8.59%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Market Opportunities Fund

December 31, 2012 — December 31, 2022 (Unaudited)

	Ended 12/31/2022

			Advisor
		Advisor	Class A
	No Load	Class A	(Load	Advisor	Institutional
	Class	(No Load)	Adjusted)(1)	Class C	Class	S&P 500®	MSCI EAFE®
One Year	14.98%	14.69%	8.10%	14.12%	15.21%	-18.11%	-14.45%
Five Years	14.01%	13.72%	12.38%	13.16%	14.23%	9.42%	1.54%
Ten Years	15.71%	15.43%	14.74%	14.84%	15.96%	12.56%	4.67%
Since Inception
No Load Class
(1/31/06)	10.84%	N/A	N/A	N/A	N/A	8.88%	3.30%
Since Inception
Advisor Class A
(1/31/06)	N/A	10.56%	10.18%	N/A	N/A	8.88%	3.30%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	8.93%	N/A	8.47%	2.12%
Since Inception
Institutional
Class
(5/19/08)	N/A	N/A	N/A	N/A	10.45%	9.20%	1.89%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Alternative Income Fund

December 31, 2012 — December 31, 2022 (Unaudited)

		Ended 12/31/2022
	No Load	Bloomberg U.S.	Bloomberg U.S.
	Class(1)	1-3 Year Credit	Aggregate Bond
One Year	-4.07%	-3.40%	-13.01%
Five Years	0.02%	1.31%	0.02%
Ten Years	1.59%	1.37%	1.06%
Since Inception
No Load Class
(6/29/07)	0.28%	2.47%	2.95%

(1) Effective as of the close of business on November 18, 2022, Advisor Class A, Advisor Class C and Institutional Class shares in The Alternative Income Fund were converted into No Load Class shares.

Returns for periods greater than one year are average total returns.

     The Multi-Disciplinary Income Fund
December 31, 2012 — December 31, 2022 (Unaudited)

		Ended 12/31/2022
		Bloomberg	Bloomberg
	No Load	U.S. Aggregate	U.S. Corporate
	Class(1)	Bond Index	High Yield Bond
One Year	-2.30%	-13.01%	-11.19%
Five Years	1.03%	0.02%	2.31%
Since Inception
No Load Class
(2/11/08)	3.55%	2.57%	6.32%

(1) Effective as of the close of business on November 18, 2022, Advisor Class A, Advisor Class C and Institutional Class shares in The Multi-Disciplinary Income Fund were converted into No Load Class shares.

Returns for periods greater than one year are average total returns.

The Kinetics Spin-off and Corporate Restructuring Fund
December 31, 2012 — December 31, 2022 (Unaudited)

			Ended 12/31/2022

		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®
One Year	39.43%	39.45%	31.40%	38.36%	39.82%	-18.11%
Five Years	20.42%	20.32%	18.91%	19.43%	20.64%	9.42%
Ten Years	N/A	14.63%	13.96%	13.80%	14.91%	12.56%
Since Inception
No Load Class
(12/11/17)	20.89%	N/A	N/A	N/A	N/A	9.45%
Since Inception
Advisor
Class A
(5/4/07)	N/A	7.40%	6.99%	N/A	N/A	8.33%
Since Inception
Advisor
Class C
(5/24/07)	N/A	N/A	N/A	6.68%	N/A	8.35%
Since Inception
Institutional
Class
(7/11/07)	N/A	N/A	N/A	N/A	7.20%	8.35%

(1) Reflects front-end sales charge of 5.75%.

* Reflects the growth of a $1,000,000 investment.

Returns for periods greater than one year are average annual total returns.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example

December 31, 2022

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (except the Spin-off Fund, each a “Feeder Fund” and including the Spin-off Fund, collectively the “Funds”), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2022 and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The Actual Expenses comparison provides information about actual account values and actual expenses. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio. Note, the Spin-off Fund is not a Feeder Fund.

The Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Fund and any other Fund. The Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Funds. The Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Funds or shareholders as described in the Funds’ prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2022

A shareholder may use the information provided in the first line, together with the amounts invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, shareholders costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2022

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/22 to
	(7/1/22)	(12/31/22)	Ratio	12/31/22)
The Internet Fund
No Load Class Actual	$1,000.00	$1,061.10	1.77%	$9.20
No Load Class Hypothetical (5% return
before expenses)	$1,000.00	$1,016.28	1.77%	$9.00
Advisor Class A Actual	$1,000.00	$1,059.60	2.02%	$10.49
Advisor Class A Hypothetical (5% return
before expenses)	$1,000.00	$1,015.02	2.02%	$10.26
Advisor Class C Actual	$1,000.00	$1,056.90	2.52%	$13.06
Advisor Class C Hypothetical (5% return
before expenses)	$1,000.00	$1,012.50	2.52%	$12.78

The Global Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$1,081.50	1.39%	$7.29
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class A Actual – after expense
reimbursement	$1,000.00	$1,079.30	1.64%	$8.60
Advisor Class A Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class C Actual – after expense
reimbursement	$1,000.00	$1,076.20	2.14%	$11.20
Advisor Class C Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,014.42	2.14%	$10.87

The Paradigm Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$1,325.00	1.64%	$9.61
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual – after expense
reimbursement	$1,000.00	$1,323.40	1.89%	$11.07
Advisor Class A Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual – after expense
reimbursement	$1,000.00	$1,320.20	2.39%	$13.98
Advisor Class C Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual – after expense
reimbursement	$1,000.00	$1,326.40	1.44%	$8.44
Institutional Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,017.95	1.44%	$7.32

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2022

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/22 to
	(7/1/22)	(12/31/22)	Ratio	12/31/22)
The Medical Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$1,052.30	1.36%	$7.19
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,018.20	1.36%	$7.07

The Small Cap Opportunities Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$1,298.30	1.64%	$9.50
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual – after expense
reimbursement	$1,000.00	$1,296.60	1.89%	$10.94
Advisor Class A Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual – after expense
reimbursement	$1,000.00	$1,293.30	2.39%	$13.82
Advisor Class C Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual – after expense
reimbursement	$1,000.00	$1,299.50	1.44%	$8.35
Institutional Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,017.95	1.44%	$7.32

The Market Opportunities Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$1,252.40	1.40%	$7.95
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,018.15	1.40%	$7.12
Advisor Class A Actual – after expense
reimbursement	$1,000.00	$1,251.00	1.65%	$9.36
Advisor Class A Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,016.89	1.65%	$8.39
Advisor Class C Actual – after expense
reimbursement	$1,000.00	$1,247.80	2.15%	$12.18
Advisor Class C Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,014.37	2.15%	$10.92
Institutional Class Actual – after expense
reimbursement	$1,000.00	$1,253.90	1.20%	$6.82
Institutional Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,019.16	1.20%	$6.11

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2022

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/22 to
	(7/1/22)	(12/31/22)	Ratio	12/31/22)
The Alternative Income Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$999.10	0.87%	$4.79
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,020.42	0.87%	$4.84

The Multi-Disciplinary Income Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$1,003.40	1.29%	$7.52
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,017.69	1.29%	$7.58

The Kinetics Spin-off and Corporate Restructuring Fund
No Load Class Actual – after expense
reimbursement	$1,000.00	$1,361.70	145.00%	$8.63
No Load Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,017.90	145.00%	$7.37
Advisor Class A Actual – after expense
reimbursement	$1,000.00	$1,362.50	150.00%	$8.93
Advisor Class A Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,017.64	150.00%	$7.63
Advisor Class C Actual – after expense
reimbursement	$1,000.00	$1,356.40	225.00%	$13.36
Advisor Class C Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,013.86	225.00%	$11.42
Institutional Class Actual – after expense
reimbursement	$1,000.00	$1,364.10	125.00%	$7.45
Institutional Class Hypothetical (5% return
before expenses) – after expense
reimbursement	$1,000.00	$1,018.90	125.00%	$6.36

Note: Each Feeder Fund records its proportionate share of the respective Master Portfolio's expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

* Expenses are equal to the Feeder Fund's annualized expense ratio after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Allocation of Portfolio Assets

December 31, 2022

The Kinetics Spin-off and Corporate Restructuring Fund

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$22,488,198	64.1%
Manufacturing	1,602,560	4.6%
Management of Companies and Enterprises	1,573,428	4.5%
Real Estate	1,145,665	3.3%
Accommodation and Food Services	1,063,620	3.0%
Finance and Insurance	950,066	2.7%
Educational Services	604,210	1.7%
Real Estate and Rental and Leasing	499,496	1.4%
Arts, Entertainment, and Recreation	243,594	0.7%
Information	127,010	0.4%
Retail Trade	82,131	0.2%
Professional, Scientific, and Technical Services	1,870	0.0%
Wholesale Trade	1,448	0.0%

*Excludes Short-Term Investments

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate
Restructuring Fund
Schedule of Investments — December 31, 2022

COMMON STOCKS — 85.74%	Shares	Value
Accommodation — 3.03%
Civeo Corp. — ADR*	34,200	$ 1,063,620
Beverage and Tobacco Product Manufacturing — 0.16%
Crimson Wine Group Limited*	10,000	56,100
Broadcasting (except Internet) — 0.30%
The E.W. Scripps Company — Class A*	8,000	105,520
Chemical Manufacturing — 0.30%
Prestige Consumer Healthcare, Inc.*	797	49,892
Rayonier Advanced Materials, Inc.*	5,800	55,680
		105,572
Data Processing, Hosting and Related Services — 0.00%
Rumble, Inc.*	200	1,190
Diversified Real Estate Activities — 0.55%
PrairieSky Royalty Limited*	12,100	193,922
E-Commerce — 0.01%
eBay, Inc.	100	4,147
Educational Services — 1.72%
Graham Holdings Company — Class B	1,000	604,210
Fabricated Metal Product Manufacturing — 0.40%
Masco Corporation	3,000	140,010
Funds, Trusts, and Other Financial Vehicles — 0.03%
Mesabi Trust	550	9,911
Machinery Manufacturing — 0.07%
The Manitowoc Company, Inc.*	2,800	25,648
Management of Companies and Enterprises — 4.48%
A.P. Moeller-Maersk A/S — Class B — ADR — ADR	8,000	89,760
Associated Capital Group, Inc. — Class A	34,300	1,440,257
Dundee Corporation — Class A*	28,000	29,120
Galaxy Digital Holdings Ltd.*	5,000	14,291
		1,573,428
Miscellaneous Manufacturing — 3.63%
CSW Industrials, Inc.	11,000	1,275,230

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

The Kinetics Spin-off and Corporate Restructuring Fund

Schedule of Investments — December 31, 2022 — (Continued)

	Shares	Value
Oil and Gas Extraction — 64.07%
Texas Pacific Land Corp. [c]	9,593	$ 22,488,198
Other Financial Investment Activities — 1.80%
GAMCO Investors, Inc. — Class A	41,354	630,235
Morgan Group Holding Co.*[f]	724	1,448
		631,683
Other Investment Pools and Funds — 0.06%
Urbana Corporation*	4,834	15,209
Urbana Corporation — Class A*	1,400	4,012
		19,221
Publishing Industries (except Internet) — 0.06%
Gannett Co., Inc.*	10,000	20,300
Real Estate — 4.14%
DREAM Unlimited Corp.*[f]	61,000	1,145,664
The Howard Hughes Corporation*	3,900	298,038
Tejon Ranch Co.*	400	7,536
		1,451,238
Scientific Research and Development Services — 0.01%
Rafael Holdings, Inc. — Class B*	1,000	1,870
Spectator Sports — 0.70%
Liberty Media Corp.-Liberty Braves — Class C*	1,590	51,246
Liberty Media Corp.-Liberty Formula One — Class A*	3,600	192,348
		243,594
Sporting Goods, Hobby, Musical Instrument, and Book Stores — 0.22%
Vista Outdoor, Inc.*	3,200	77,984
TOTAL COMMON STOCKS
(cost $7,207,547)		30,092,596

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

The Kinetics Spin-off and Corporate Restructuring Fund

Schedule of Investments — December 31, 2022 — (Continued)

CLOSED END FUNDS — 0.83%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 0.83%
Capital Southwest Corporation	17,000	$ 290,700
TOTAL CLOSED-END FUNDS
(cost $283,909)		290,700
TOTAL INVESTMENTS — 86.57%
(cost $7,491,456)		$ 30,383,296

Percentages are stated as a percent of net assets.

* — Non-income producing security.

c — Significant Investment — Greater than 5% of net assets.

f — Level 2 Investment.

g — Illiquid.

ADR —American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities

December 31, 2022

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$148,005,671	$28,464,697
Receivable from Adviser	—	18,480
Receivable for Master Portfolio interest sold	88,866	—
Receivable for Fund shares sold	40,730	29,132
Prepaid expenses and other assets	23,488	18,415
Total Assets	148,158,755	28,530,724
LIABILITIES:
Payable for Master Portfolio interest purchased	—	19,709
Payable to Directors	3,391	579
Payable to Chief Compliance Officer	306	44
Payable for Fund shares repurchased	129,564	9,423
Payable for shareholder servicing fees	32,444	6,057
Payable for distribution fees	9,073	14,461
Fund distribution payable	32	—
Accrued expenses and other liabilities	38,946	15,012
Total Liabilities	213,756	65,285
Net Assets	$147,944,999	$28,465,439
NET ASSETS CONSIST OF:
Paid in capital	$ 95,873,634	$21,538,741
Accumulated earnings	52,071,365	6,926,698
Net Assets	$147,944,999	$28,465,439
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$144,396,543	$21,051,772
Shares outstanding	3,171,675	2,448,661
Net asset value per share (offering price and redemption price)	$ 45.53	$ 8.60
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$ 2,301,654	$ 840,067
Shares outstanding	55,722	98,228
Net asset value per share (redemption price)	$ 41.31	$ 8.55
Offering price per share ($41.31 divided by .9425 and $8.55
divided by .9425)	$ 43.83	$ 9.07
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 1,246,802	$ 6,573,600
Shares outstanding	36,591	832,892
Net asset value per share (offering price and redemption price)	$ 34.07	$ 7.89

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities — (Continued)

December 31, 2022

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$1,078,339,974	$19,259,029
Receivable from Adviser	—	16,021
Receivable for Fund shares sold	1,416,595	67,498
Prepaid expenses and other assets	45,370	22,257
Total Assets	1,079,801,939	19,364,805
LIABILITIES:
Payable for Master Portfolio interest purchased	771,957	19,064
Payable to Adviser	30,722	—
Payable to Directors	20,528	373
Payable to Chief Compliance Officer	1,161	31
Payable for Fund shares repurchased	644,637	48,434
Payable for shareholder servicing fees	188,410	4,116
Payable for distribution fees	185,939	509
Fund distribution payable	—	—
Accrued expenses and other liabilities	136,128	12,753
Total Liabilities	1,979,482	85,280
Net Assets	$1,077,822,457	$19,279,525
NET ASSETS CONSIST OF:
Paid in capital	$ 299,873,556	$ 9,835,334
Accumulated earnings	777,948,901	9,444,191
Net Assets	$1,077,822,457	$19,279,525
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$ 517,267,513	$19,279,525
Shares outstanding	5,567,242	611,165
Net asset value per share (offering price and redemption price)	$ 92.91	$ 31.55
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$ 188,033,000	N/A
Shares outstanding	2,115,123	N/A
Net asset value per share (redemption price)	$ 88.90	N/A
Offering price per share ($88.90 divided by .9425)	$ 94.32	N/A
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 84,135,169	N/A
Shares outstanding	1,044,398	N/A
Net asset value per share (offering price and redemption price)	$ 80.56	N/A
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$ 288,386,775	N/A
Shares outstanding	3,071,650	N/A
Net asset value per share (offering price and redemption price)	$ 93.89	N/A

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities — (Continued)

December 31, 2022

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$459,336,959	$140,182,979
Receivable from Adviser	10,481	41,233
Receivable for Fund shares sold	1,718,777	361,939
Prepaid expenses and other assets	35,928	30,290
Total Assets	461,102,145	140,616,441
LIABILITIES:
Payable for Master Portfolio interest purchased	1,499,205	250,942
Payable to Directors	7,615	2,864
Payable to Chief Compliance Officer	348	192
Payable for Fund shares repurchased	219,572	110,996
Payable for shareholder servicing fees	82,153	27,138
Payable for distribution fees	28,556	23,513
Accrued expenses and other liabilities	55,408	29,762
Total Liabilities	1,892,857	445,407
Net Assets	$459,209,288	$140,171,034
NET ASSETS CONSIST OF:
Paid in capital	$227,030,297	$ 57,296,775
Accumulated earnings	232,178,991	82,874,259
Net Assets	$459,209,288	$140,171,034
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$327,092,582	$ 96,189,970
Shares outstanding	2,509,351	2,111,514
Net asset value per share (offering price and redemption price)	$ 130.35	$ 45.55
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$ 23,920,029	$ 9,794,096
Shares outstanding	190,794	218,548
Net asset value per share (redemption price)	$ 125.37	$ 44.81
Offering price per share ($125.37 divided by .9425 and $44.81
divided by .9425)	$ 133.02	$ 47.54
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 12,233,926	$ 12,610,234
Shares outstanding	103,552	296,630
Net asset value per share (offering price and redemption price)	$ 118.14	$ 42.51
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$ 95,962,751	$ 21,576,734
Shares outstanding	719,774	466,151
Net asset value per share (offering price and redemption price)	$ 133.32	$ 46.29

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities — (Continued)

December 31, 2022

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$7,363,783	$16,319,670
Receivable from Adviser	15,525	19,778
Receivable for Master Portfolio interest sold	—	70,532
Receivable for Fund shares sold	—	1,000
Prepaid expenses and other assets	22,785	15,116
Total Assets	7,402,093	16,426,096
LIABILITIES:
Payable for Master Portfolio interest purchased	1	—
Payable to Directors	164	374
Payable to Chief Compliance Officer	8	32
Payable for Fund shares repurchased	—	71,532
Payable for shareholder servicing fees	1,691	3,537
Payable for distribution fees	3,753	11,984
Accrued expenses and other liabilities	12,405	13,557
Total Liabilities	18,022	101,016
Net Assets	$7,384,071	$16,325,080
NET ASSETS CONSIST OF:
Paid in capital	$7,690,490	$21,695,255
Accumulated earnings (deficit)	(306,419)	(5,370,175)
Net Assets	$7,384,071	$16,325,080

CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$7,384,071	$16,325,080
Shares outstanding	78,631	1,642,176
Net asset value per share (offering price and redemption price)	$ 93.91	$ 9.94

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Statements of Assets & Liabilities — (Continued)

December 31, 2022

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
ASSETS:
Investments, at value(1)	$30,383,296
Cash	4,777,749
Receivable for investments sold	84,648
Receivable for Fund shares sold	22,129
Dividends and interest receivable	18,095
Prepaid expenses and other assets	23,350
Total Assets	35,309,267

LIABILITIES:
Payable to Adviser	21,502
Payable to Directors	730
Payable to Chief Compliance Officer	33
Payable for securities purchased	108,521
Payable to custodian	1,046
Payable for Fund shares repurchased	35,362
Payable for shareholder servicing fees	3,561
Payable for distribution fees	9,216
Accrued expenses and other liabilities	31,959
Total Liabilities	211,930
Net Assets	$35,097,337
(1) Cost of investments	$ 7,491,456
NET ASSETS CONSIST OF:
Paid in capital	$10,579,530
Accumulated earnings	24,517,807
Net Assets	$35,097,337

CALCULATION OF NET ASSET VALUE PER SHARE - NO LOAD CLASS:
Net Assets	$ 148,781
Shares outstanding	5,650
Net asset value per share (offering price and redemption price)	$ 26.33

CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS A:
Net Assets	$10,648,579
Shares outstanding	425,174
Net asset value per share (redemption price)	$ 25.05
Offering price per share ($25.05 divided by .9425)	$ 26.58

CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS C:
Net Assets	$ 842,281
Shares outstanding	36,603
Net asset value per share (offering price and redemption price)	$ 23.01

CALCULATION OF NET ASSET VALUE PER SHARE - INSTITUTIONAL CLASS:
Net Assets	$23,457,696
Shares outstanding	929,171
Net asset value per share (offering price and redemption price)	$ 25.25

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations

For the Year Ended December 31, 2022

	The Internet	The Global
	Fund	Fund
INVESTMENT GAIN (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$ 1,142,805	$ 217,368
Interest	776,072	217,748
Income from securities lending	71,623	18,420
Expenses allocated from Master Portfolio	(2,294,628)	(402,984)
Net investment income (loss) from Master Portfolio	(304,128)	50,552
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	7,300	1,633
Distribution fees – Advisor Class C (See Note 3)	11,177	51,064
Shareholder servicing fees – Advisor Class A (See Note 3)	7,300	1,633
Shareholder servicing fees – Advisor Class C (See Note 3)	3,726	17,021
Shareholder servicing fees – No Load Class (See Note 3)	412,508	50,534
Transfer agent fees and expenses	79,904	19,600
Reports to shareholders	25,213	3,942
Administration fees	48,187	10,853
Professional fees	31,602	12,863
Directors’ fees	14,448	2,265
Chief Compliance Officer fees	3,108	469
Registration fees	66,195	48,536
Fund accounting fees	6,417	995
Other expenses	8,015	1,087
Total expenses	725,100	222,495
Less, expense reimbursement	—	(188,097)
Net expenses	725,100	34,398
Net investment income (loss) from Master Portfolio	(1,029,228)	16,154
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	247,097	565,563
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(51,267,951)	(2,587,071)
Net loss on investments	(51,020,854)	(2,021,508)
Net decrease in net assets resulting from operations	$(52,050,082)	$ (2,005,354)
† Net of foreign taxes withheld of:	$ 14,291	$ 29,700

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations — (Continued)

For the Year Ended December 31, 2022

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT GAIN ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$ 11,732,806	$ 406,522
Interest	1,349,354	3,139
Income from securities lending	25,509	475
Expenses allocated from Master Portfolio	(11,791,684)	(262,456)
Net investment income from Master Portfolio	1,315,985	147,680
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	408,663	4,527
Distribution fees – Advisor Class C (See Note 3)	558,666	220
Shareholder servicing fees – Advisor Class A (See Note 3)	408,663	4,527
Shareholder servicing fees – Advisor Class C (See Note 3)	186,222	73
Shareholder servicing fees – No Load Class (See Note 3)	995,628	40,399
Shareholder servicing fees – Institutional Class (See Note 3)	500,590	—
Transfer agent fees and expenses	174,672	18,083
Reports to shareholders	48,485	3,269
Administration fees	219,357	6,520
Professional fees	128,700	11,481
Directors’ fees	70,429	1,474
Chief Compliance Officer fees	14,164	308
Registration fees	73,281	47,037
Fund accounting fees	30,398	636
Other expenses	32,148	717
Total expenses	3,850,066	139,271
Less, expense waiver for Institutional Class shareholder servicing fees	(375,442)	—
Less, expense reimbursement	(261,851)	(146,788)
Net expenses	3,212,773	(7,517)
Net investment income (loss) from Master Portfolio	(1,896,788)	155,197
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	22,615,251	267,028
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	214,553,758	313,715
Net gain on investments	237,169,009	580,743
Net increase in net assets resulting from operations	$235,272,221	$ 735,940
† Net of foreign taxes withheld of:	$ 163,547	$ 16,802

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations — (Continued)

For the Year Ended December 31, 2022

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT GAIN ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$ 4,247,045	$ 1,543,126
Interest	1,055,741	497,068
Income from securities lending	20,195	27,451
Expenses allocated from Master Portfolio	(4,164,223)	(1,776,956)
Net investment income from Master Portfolio	1,158,758	290,689
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	45,922	22,015
Distribution fees – Advisor Class C (See Note 3)	76,048	85,585
Shareholder servicing fees – Advisor Class A (See Note 3)	45,922	22,015
Shareholder servicing fees – Advisor Class C (See Note 3)	25,349	28,529
Shareholder servicing fees – No Load Class (See Note 3)	558,609	218,471
Shareholder servicing fees – Institutional Class (See Note 3)	120,446	47,175
Transfer agent fees and expenses	67,553	41,259
Reports to shareholders	19,927	9,977
Administration fees	75,537	36,633
Professional fees	51,782	24,989
Directors’ fees	24,124	10,640
Chief Compliance Officer fees	4,797	2,192
Registration fees	65,571	62,549
Fund accounting fees	10,480	4,611
Other expenses	9,967	5,138
Total expenses	1,202,034	621,778
Less, expense waiver for Institutional Class shareholder servicing fees	(90,334)	(35,381)
Less, expense reimbursement	(154,733)	(466,220)
Net expenses	956,967	120,177
Net investment loss	201,791	170,512
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	6,951,276	1,910,559
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	78,345,476	16,234,351
Net gain on investments	85,296,752	18,144,910
Net increase in net assets resulting from operations	$85,498,543	$18,315,422
† Net of foreign taxes withheld of:	$ 153,105	$ 49,431

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations — (Continued)

For the Year Ended December 31, 2022

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT GAIN ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$ 109,130	$ 265,803
Interest	37,200	394,458
Income from securities lending	—	—
Expenses allocated from Master Portfolio	(98,059)	(275,520)
Net investment income from Master Portfolio	48,271	384,741
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	1,546	2,516
Distribution fees – Advisor Class C (See Note 3)	4,483	18,384
Shareholder servicing fees – Advisor Class A (See Note 3)	1,546	2,516
Shareholder servicing fees – Advisor Class C (See Note 3)	1,494	6,128
Shareholder servicing fees – No Load Class (See Note 3)	7,919	9,897
Shareholder servicing fees – Institutional Class (See Note 3)	6,803	22,340
Transfer agent fees and expenses	21,229	23,152
Reports to shareholders	2,572	3,505
Administration fees	3,828	6,744
Professional fees	11,043	11,866
Directors’ fees	623	1,124
Chief Compliance Officer fees	119	316
Registration fees	57,402	58,120
Fund accounting fees	271	666
Other expenses	360	879
Total expenses	121,238	168,153
Less, expense waiver for Institutional Class shareholder servicing fees	(5,102)	(16,755)
Less, expense reimbursement	(141,007)	(151,419)
Net expenses	(24,871)	(21)
Net investment income (loss)	73,142	384,762
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	5,013	(2,246,927)
Long term realized gain distributions received from other
investment companies	410	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(401,371)	1,400,871
Net loss on investments	(395,948)	(846,056)
Net decrease in net assets resulting from operations	$(322,806)	$ (461,294)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Statements of Operations — (Continued)

For the Year Ended December 31, 2022

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
INVESTMENT INCOME:
Dividends†	$ 450,707
Interest	49,292
Total investment income	499,999
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	18,559
Distribution fees – Advisor Class C (See Note 3)	6,470
Shareholder servicing fees – Advisor Class A (See Note 3)	18,558
Shareholder servicing fees – Advisor Class C (See Note 3)	2,157
Shareholder servicing fees – No Load Class (See Note 3)	334
Shareholder servicing fees – Institutional Class (See Note 3)	38,567
Transfer agent fees and expenses	24,267
Reports to shareholders	2,427
Administration fees	22,697
Professional fees	21,883
Directors’ fees	2,552
Chief Compliance Officer fees	437
Registration fees	61,513
Fund accounting fees	4,890
Investment advisory fees	277,034
Custodian fees and expenses	7,157
Other expenses	944
Total expenses	510,446
Less, expense waiver for Institutional Class shareholder servicing fees	(28,925)
Less, expense reimbursement	(107,775)
Net expenses	373,746
Net investment income	126,253
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments and foreign currency	3,182,087
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	6,283,730
Net gain on investments	9,465,817
Net increase in net assets resulting from operations	$ 9,592,070
† Net of foreign taxes withheld of:	$ 14,664

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ (1,029,228)	$ (3,111,300)	$ 16,154	$ (304,899)
Net realized gain on sale of
investments and foreign currency	247,097	1,373,275	565,563	436,103
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(51,267,951)	17,498,415	(2,587,071)	2,328,014
Net increase (decrease) in net assets
resulting from operations	(52,050,082)	15,760,390	(2,005,354)	2,459,218
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(1,207,973)	(1,978,383)	(306,161)	(656,975)
Advisor Class A (See Note 5)	(21,151)	(52,048)	(12,291)	(15,725)
Advisor Class C (See Note 5)	(13,872)	(21,037)	(104,220)	(181,634)
Total distributions to shareholders	(1,242,996)	(2,051,468)	(422,672)	(854,334)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	5,080,488	136,313,042	6,422,667	13,439,053
Redemption fees	18,359	182,351	366	10,095
Proceeds from shares issued to holders
in reinvestment of dividends	1,177,902	1,911,515	296,392	632,061
Cost of shares redeemed	(36,392,338)	(94,996,217)	(3,064,882)	(9,676,171)
Net increase (decrease) in net assets
resulting from capital
share transactions	(30,115,589)	43,410,691	3,654,543	4,405,038
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	151,861	4,286,195	331,052	110,119
Redemption fees	409	3,089	12	315
Proceeds from shares issued to holders
in reinvestment of dividends	20,034	49,698	11,941	15,075
Cost of shares redeemed	(2,390,106)	(1,619,377)	(51,346)	(182,184)
Net increase (decrease) in net assets
resulting from capital
share transactions	(2,217,802)	2,719,605	291,659	(56,675)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$ 61,970	$ 978,354	$ 166,949	$ 1,083,086
Redemption fees	162	1,537	136	3,889
Proceeds from shares issued to holders
in reinvestment of dividends	12,935	20,825	86,990	155,785
Cost of shares redeemed	(244,098)	(896,939)	(468,624)	(494,660)
Net increase (decrease) in net
assets resulting from capital
share transactions	(169,031)	103,777	(214,549)	748,100
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(85,795,500)	59,942,995	1,303,627	6,701,347
NET ASSETS:
Beginning of year	233,740,499	173,797,504	27,161,812	20,460,465
End of year	$147,944,999	$233,740,499	$ 28,465,439	$ 27,161,812
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	99,119	2,003,836	722,160	1,307,096
Shares issued in reinvestments of
dividends and distributions	26,031	31,183	34,666	67,312
Shares redeemed	(684,124)	(1,499,540)	(357,454)	(1,000,011)
Net increase (decrease) in
shares outstanding	(558,974)	535,479	399,372	374,397
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	3,147	69,489	38,765	10,767
Shares issued in reinvestments of
dividends and distributions	488	891	1,403	1,609
Shares redeemed	(49,711)	(27,734)	(5,834)	(18,254)
Net increase (decrease) in
shares outstanding	(46,076)	42,646	34,334	(5,878)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	1,472	20,189	19,959	116,394
Shares issued in reinvestments of
dividends and distributions	382	449	11,081	17,907
Shares redeemed	(6,545)	(17,872)	(58,750)	(53,768)
Net increase (decrease) in
shares outstanding	(4,691)	2,766	(27,710)	80,533

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ (1,896,788)	$ (8,332,468)	$ 155,197	$ 149,195
Net realized gain on sale of investments
and foreign currency	22,615,251	21,047,088	267,028	251,206
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	214,553,758	225,330,711	313,715	1,396,568
Net increase in net assets resulting
from operations	235,272,221	238,045,331	735,940	1,796,969
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(10,193,493)	(6,074,958)	(316,610)	(172,448)
Advisor Class A (See Note 5)	(3,852,589)	(2,668,869)	—	(19,378)
Advisor Class C (See Note 5)	(1,894,254)	(1,344,113)	—	(91)
Institutional Class (See Note 5)	(6,040,846)	(4,236,142)	N/A	N/A
Total distributions to shareholders	(21,981,182)	(14,324,082)	(316,610)	(191,917)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	100,409,520	86,425,619	3,520,626	573,519
Redemption fees	25,054	43,837	13	2,502
Proceeds from shares issued to holders
in reinvestment of dividends	9,208,256	5,882,956	309,042	169,249
Cost of shares redeemed	(55,513,123)	(92,148,122)	(1,077,655)	(1,427,235)
Net increase (decrease) in net assets
resulting from capital
share transactions	54,129,707	204,290	2,752,026	(681,965)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$ 6,530,604	$ 52,017,739	$ 12,801	$ 108,238
Redemption fees	9,922	16,632	2	338
Proceeds from shares issued to holders
in reinvestment of dividends	3,314,774	2,288,439	—	18,657
Cost of shares redeemed	(16,577,623)	(22,889,875)	(2,272,668)	(179,534)
Net increase (decrease) in net assets
resulting from capital
share transactions	(6,722,323)	31,432,935	(2,259,865)	(52,301)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	875,965	2,500,097	—	—
Redemption fees	4,482	9,648	—	6
Proceeds from shares issued to holders
in reinvestment of dividends	1,751,396	1,264,060	—	87
Cost of shares redeemed	(7,623,346)	(49,091,960)	(36,854)	(75,403)
Net decrease in net assets resulting
from capital share transactions	(4,991,503)	(45,318,155)	(36,854)	(75,310)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	26,267,333	33,700,693	N/A	N/A
Redemption fees	15,214	27,677	N/A	N/A
Proceeds from shares issued to holders
in reinvestment of dividends	5,793,148	4,056,304	N/A	N/A
Cost of shares redeemed	(36,141,849)	(59,988,789)	N/A	N/A
Net increase (decrease) in net assets
resulting from capital
share transactions	(4,066,154)	(22,204,115)	N/A	N/A
TOTAL INCREASE IN
NET ASSETS:	251,640,766	187,836,204	874,638	795,476
NET ASSETS:
Beginning of year	826,181,691	638,345,487	18,404,887	17,609,411
End of year	$ 1,077,822,457	$826,181,691	$ 19,279,525	$ 18,404,887
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	1,146,027	1,059,024	110,258	18,455
Shares issued in reinvestments of
dividends and distributions	99,452	79,932	9,774	5,465
Shares redeemed	(698,988)	(1,209,154)	(34,773)	(47,617)
Net increase (decrease) in
shares outstanding	546,491	(70,198)	85,259	(23,697)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	79,284	682,231	460	3,837
Shares issued in reinvestments of
dividends and distributions	37,417	32,391	—	631
Shares redeemed	(214,260)	(313,258)	(74,632)	(6,091)
Net increase (decrease) in
shares outstanding	(97,559)	401,364	(74,172)	(1,623)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	11,206	38,400	—	—
Shares issued in reinvestments of
dividends and distributions	21,816	19,604	—	3
Shares redeemed	(107,863)	(709,706)	(1,273)	(2,905)
Net decrease in shares outstanding	(74,841)	(651,702)	(1,273)	(2,902)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	330,569	447,389	N/A	N/A
Shares issued in reinvestments of
dividends and distributions	61,919	54,579	N/A	N/A
Shares redeemed	(425,231)	(785,508)	N/A	N/A
Net increase (decrease) in
shares outstanding	(32,743)	(283,540)	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ 201,791	$ (2,548,689)	$ 170,512	$ (1,109,314)
Net realized gain on sale of
investments and foreign currency	6,951,276	1,647,285	1,910,559	410,522
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	78,345,476	85,846,420	16,234,351	26,139,518
Net increase in net assets resulting
from operations	85,498,543	84,945,016	18,315,422	25,440,726
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	—	(3,231,920)	(1,299,088)	(1,336,743)
Advisor Class A (See Note 5)	—	(206,877)	(114,166)	(111,931)
Advisor Class C (See Note 5)	—	(59,714)	(156,778)	(39,057)
Institutional Class (See Note 5)	—	(957,560)	(325,685)	(385,830)
Total distributions to shareholders	—	(4,456,071)	(1,895,717)	(1,873,561)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	126,701,752	73,181,695	22,338,739	19,161,499
Redemption fees	66,119	106,632	6,103	35,684
Proceeds from shares issued to holders
in reinvestment of dividends	—	3,159,453	1,295,925	1,330,343
Cost of shares redeemed	(55,982,202)	(64,221,864)	(24,781,188)	(16,240,838)
Net increase (decrease) in net assets
resulting from capital
share transactions	70,785,669	12,225,916	(1,140,421)	4,286,688

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$ 8,562,055	$ 8,903,792	$ 746,621	$ 4,040,870
Redemption fees	5,258	8,192	625	4,207
Proceeds from shares issued to holders
in reinvestment of dividends	—	190,373	95,007	92,870
Cost of shares redeemed	(4,856,689)	(5,749,302)	(995,753)	(3,305,130)
Net increase (decrease) in net assets
resulting from capital
share transactions	3,710,624	3,353,055	(153,500)	832,817
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	1,910,596	39,238	667,866	1,458,716
Redemption fees	2,785	5,435	807	4,621
Proceeds from shares issued to holders
in reinvestment of dividends	—	57,023	126,611	36,653
Cost of shares redeemed	(1,622,186)	(4,007,493)	(728,230)	(2,380,862)
Net increase (decrease) in net assets
resulting from capital
share transactions	291,195	(3,905,797)	67,054	(880,872)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	47,886,092	20,708,468	3,121,126	6,712,534
Redemption fees	18,656	30,616	1,674	8,223
Proceeds from shares issued to holders
in reinvestment of dividends	—	746,219	274,801	340,112
Cost of shares redeemed	(18,070,779)	(22,882,753)	(7,889,891)	(2,060,862)
Net increase (decrease) in net assets
resulting from capital
share transactions	29,833,969	(1,397,450)	(4,492,290)	5,000,007
TOTAL INCREASE IN
NET ASSETS:	190,120,000	90,764,669	10,700,548	32,805,805
NET ASSETS:
Beginning of year	269,089,288	178,324,619	129,470,486	96,664,681
End of year	$459,209,288	$ 269,089,288	$140,171,034	$129,470,486

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	1,051,852	698,768	520,254	434,181
Shares issued in reinvestments of dividends
and distributions	—	31,969	28,645	32,921
Shares redeemed	(522,996)	(641,362)	(602,202)	(392,084)
Net increase (decrease) in
shares outstanding	528,856	89,375	(53,303)	75,018
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	75,758	84,144	17,658	93,117
Shares issued in reinvestments of
dividends and distributions	—	1,998	2,135	2,335
Shares redeemed	(39,878)	(58,100)	(23,447)	(78,681)
Net increase (decrease) in
shares outstanding	35,880	28,042	(3,654)	16,771
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	17,143	419	18,811	36,618
Shares issued in reinvestments of
dividends and distributions	—	632	2,998	966
Shares redeemed	(15,798)	(41,557)	(19,107)	(58,960)
Net increase (decrease) in
shares outstanding	1,345	(40,506)	2,702	(21,376)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	395,880	198,103	75,839	153,208
Shares issued in reinvestments of
dividends and distributions	—	7,397	5,978	8,289
Shares redeemed	(166,875)	(229,282)	(171,124)	(46,945)
Net increase (decrease) in
shares outstanding	229,005	(23,782)	(89,307)	114,552

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ 73,142	$ (9,221)	$ 384,762	$ 447,463
Net realized gain (loss) on sale of
investments and foreign currency	5,423	8,702	(2,246,927)	353,345
Net change in unrealized appreciation
(depreciation) of investments
and foreign currency	(401,371)	(123,704)	1,400,871	(507,059)
Net increase (decrease) in net assets
resulting from operations	(322,806)	(124,223)	(461,294)	293,749
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(63,497)	—	(157,840)	(54,744)
Advisor Class A (See Note 5)	(1,377)	—	(12,920)	(23,548)
Advisor Class C (See Note 5)	(573)	—	(24,369)	(47,900)
Institutional Class (See Note 5)	(13,474)	(187)	(193,403)	(328,189)
Total distributions to shareholders	(78,921)	(187)	(388,532)	(454,381)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	8,105,652	499,319	15,474,902	560,898
Redemption fees	68	24	1	2,933
Proceeds from shares issued to holders
in reinvestment of dividends	58,299	—	103,542	49,554
Cost of shares redeemed	(3,266,779)	(479,959)	(2,280,354)	(1,093,835)
Net increase (decrease) in net assets
resulting from capital
share transactions	4,897,240	19,384	13,298,091	(480,450)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$ 2,884,542	$ 269,579	$ 24,756	$ 401,477
Redemption fees	18	8	1	1,420
Proceeds from shares issued to holders
in reinvestment of dividends	1,359	—	12,137	21,000
Cost of shares redeemed	(3,626,333)	(157,136)	(1,367,470)	(835,656)
Net increase (decrease) in net assets
resulting from capital
share transactions	(740,414)	112,451	(1,330,576)	(411,759)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	—	432,496	17,323	87,474
Redemption fees	18	3	2	4,271
Proceeds from shares issued to holders
in reinvestment of dividends	558	—	18,739	31,932
Cost of shares redeemed	(762,104)	(278,753)	(3,032,935)	(2,747,548)
Net increase (decrease) in net assets
resulting from capital
share transactions	(761,528)	153,746	(2,996,871)	(2,623,871)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	20,805	164,308	272,593	5,296,325
Redemption fees	103	72	8	14,878
Proceeds from shares issued to holders
in reinvestment of dividends	13,474	187	171,754	303,006
Cost of shares redeemed	(3,924,567)	(4,636,133)	(16,807,095)	(3,591,545)
Net increase (decrease) in net assets
resulting from capital
share transactions	(3,890,185)	(4,471,566)	(16,362,740)	2,022,664
TOTAL DECREASE IN
NET ASSETS:	(896,614)	(4,310,395)	(8,241,922)	(1,654,048)
NET ASSETS:
Beginning of year	8,280,685	12,591,080	24,567,002	26,221,050
End of year	$ 7,384,071	$ 8,280,685	$16,325,080	$24,567,002

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	85,968	4,999	1,549,430	53,441
Shares issued in reinvestments of
dividends and distributions	621	—	10,375	4,721
Shares redeemed	(34,507)	(4,810)	(225,594)	(104,014)
Net increase (decrease) in
shares outstanding	52,082	189	1,334,211	(45,852)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	31,106	2,736	2,469	38,292
Shares issued in reinvestments of
dividends and distributions	15	—	1,209	2,010
Shares redeemed	(39,106)	(1,599)	(137,046)	(80,078)
Net increase (decrease) in
shares outstanding	(7,985)	1,137	(133,368)	(39,776)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	—	4,609	1,734	8,507
Shares issued in reinvestments of
dividends and distributions	6	—	1,896	3,090
Shares redeemed	(8,609)	(2,960)	(308,441)	(265,706)
Net increase (decrease) in
shares outstanding	(8,603)	1,649	(304,811)	(254,109)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	217	1,623	26,594	502,170
Shares issued in reinvestments of
dividends and distributions	141	2	17,032	28,827
Shares redeemed	(40,969)	(45,804)	(1,663,235)	(341,481)
Net increase (decrease)
in shares outstanding	(40,611)	(44,179)	(1,619,609)	189,516

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
OPERATIONS:
Net investment income (loss)	$ 126,253	$ (126,941)
Net realized gain on sale of investments and foreign currency	3,182,087	221,667
Net change in unrealized appreciation (depreciation) of investments
and foreign currency	6,283,730	7,422,202
Net increase in net assets resulting from operations	9,592,070	7,516,928
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(2,445)	(128)
Advisor Class A (See Note 5)	(184,769)	(6,536)
Advisor Class C (See Note 5)	(15,877)	(1,594)
Institutional Class (See Note 5)	(436,078)	(18,643)
Total distributions to shareholders	(639,169)	(26,901)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	1,000	121,611
Redemption fees	1	3
Proceeds from shares issued to holders in reinvestment of dividends	2,445	128
Cost of shares redeemed	(23,464)	(9,376)
Net increase (decrease) in net assets resulting from capital
share transactions	(20,018)	112,366
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	4,473,654	3,019,148
Redemption fees	47	288
Proceeds from shares issued to holders in reinvestment of dividends	180,329	6,006
Cost of shares redeemed	(2,250,607)	(436,189)
Net increase in net assets resulting from capital
share transactions	2,403,423	2,589,253
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	71,000	23,000
Redemption fees	5	100
Proceeds from shares issued to holders in reinvestment of dividends	14,785	1,523
Cost of shares redeemed	(438,911)	(3,137,211)
Net decrease in net assets resulting from capital share transactions	(353,121)	(3,112,588)
CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	1,902,160	902,951
Redemption fees	117	996
Proceeds from shares issued to holders in reinvestment of dividends	355,529	15,299
Cost of shares redeemed	(2,453,673)	(1,225,423)
Net decrease in net assets resulting from capital share transactions	(195,867)	(306,177)
TOTAL INCREASE IN NET ASSETS:	10,787,318	6,772,881
NET ASSETS:
Beginning of year	24,310,019	17,537,138
End of year	$35,097,337	$24,310,019

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	53	5,632
Shares issued in reinvestments of dividends and distributions	93	7
Shares redeemed	(984)	(509)
Net increase (decrease) in shares outstanding	(838)	5,130
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	200,315	146,243
Shares issued in reinvestments of dividends and distributions	7,225	330
Shares redeemed	(103,447)	(22,162)
Net increase in shares outstanding	104,093	124,411
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	3,054	1,214
Shares issued in reinvestments of dividends and distributions	645	90
Shares redeemed	(22,530)	(163,776)
Net decrease in shares outstanding	(18,831)	(162,472)
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	75,451	45,249
Shares issued in reinvestments of dividends and distributions	14,131	834
Shares redeemed	(104,583)	(64,232)
Net decrease in shares outstanding	(15,001)	(18,149)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements

December 31, 2022

1. Organization

Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Alternative Income Fund (“Alternative Income”), The Multi-Disciplinary Income Fund (“Multi-Disciplinary Income”) and The Kinetics Spin-off and Corporate Restructuring Fund (“Spin-off Fund”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), February 11, 2008 (Multi-Disciplinary Income) and May 4, 2007 (Spin-off Fund). The Spin-off Fund completed a plan of reorganization at the close of business on December 8, 2017 to begin operations under the Company. Prior to December 8, 2017, the Spin-off Fund was known as Horizon Spin-off and Corporate Restructuring Fund, a series of Investment Managers Series Trust. Each series, except the Spin-off Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”). The Spin-off Fund does not invest all of its investable assets in a Master Portfolio and will directly acquire and manage its own portfolio of securities.

On April 28, 2000 (January 31, 2006, with respect to Market Opportunities, June 29, 2007, with respect to Alternative Income, and February 11, 2008, with respect to Multi-Disciplinary Income), each series in the Company, except for the Spin-off Fund, entered into a master-feeder fund structure. By entering into this structure, each series, except for the Spin-off Fund, (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio may have multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2022, is as follows:

Interest in
Master Portfolio
The Internet Fund	99.974%
The Global Fund	99.954%
The Paradigm Fund	96.760%
The Medical Fund	100.000%
The Small Cap Opportunities Fund	99.968%
The Market Opportunities Fund	99.965%
The Alternative Income Fund	100.000%
The Multi-Disciplinary Income Fund	98.863%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2022, each of the Funds (other than the Medical Fund, Alternative Income Fund and Multi-Disciplinary Income Fund) offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2022, each of the Funds (other than the Medical Fund, Alternative Income Fund and Multi-Disciplinary Income Fund) offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

As of December 31, 2022, each of the Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

As of December 31, 2022, the Paradigm, Small Cap, Market Opportunities and Spin-off Funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

do not have 12b-1 fees or a sales charge. The Adviser has contractually agreed to waive the portion of the Institutional Class shareholder servicing fee in excess of 0.05%.

Prior to the close of business on November 18, 2022, the Medical Fund, Alternative Income Fund and Multi-Disciplinary Income Fund each also offered Class A and Class C shares, and the Alternative Income Fund and Multi-Disciplinary Income Fund each offered Institutional Class shares. After the close of business on November 18, 2022, each of the aforementioned Funds converted their Class A, C and Institutional Class shares, as applicable, into No Load Class shares.

Each class of shares for each Feeder Fund and the Spin-off Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund and the Spin-off Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolios’ financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2. Significant Accounting Policies

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value by the Adviser, as the Master Portfolios' and Spin-off Fund's Valuation Designee. In determining the fair value of a security, the Adviser, as Valuation Designee, shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security;

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

(iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2022, 1.48%, 1.26%, 0.06%, 0.16% and 2.44% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio respectively, were fair valued securities. The other Master Portfolios and Spin-off Fund did not hold any fair valued securities at December 31, 2022.

Bitcoin

The Master Portfolios and Spin-off Fund may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Bitcoin Trust’s bitcoin investments. At December 31, 2022, 12.00%, 4.47%, 1.45%, 0.54%, and 3.54% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”).

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and it’s Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

Repurchase Agreements

Each Master Portfolio and the Spin-off Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolios and Spin-off Fund receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio and Spin-off Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio and Spin-off Fund may be delayed or limited.

Foreign Currency Translations

The books and records of the Master Portfolios and Spin-off Fund are maintained in U.S. dollars. For the Master Portfolios and Spin-off Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios and Spin-off Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios and Spin-off Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities

The Master Portfolios and Spin-off Fund may invest in restricted securities. These securities are valued by the Master Portfolios and Spin-off Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios and Spin-off Fund have no right to require registration of unregistered securities.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

The 144A securities have been deemed to be liquid by the Master Portfolio and Spin-off Fund’s Adviser under the supervision of the Board of Trustees/Directors. At December 31, 2022, none of the Master Portfolios and Spin-off Fund held securities restricted to institutional investors (144A securities).

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. At December 31, 2022, the following Master Portfolios and Spin-off Fund held illiquid securities.

		Percentage of
	Market Value	Net Assets
The Internet Portfolio	$2,192,839	1.48%
The Global Portfolio	357,547	1.26%
The Paradigm Portfolio	651,091	0.06%
The Medical Portfolio	—*	0.00%
The Small Cap Opportunities Portfolio	732,644	0.16%
The Market Opportunities Portfolio	3,425,430	2.44%
The Alternative Income Portfolio	—	0.00%
The Multi-Disciplinary Income Portfolio	—	0.00%
The Spin-off Fund	—	0.00%

* Amount is less than $0.50.

When-Issued Securities

The Master Portfolios and Spin-off Fund may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios and Spin-off Fund record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities.

Securities Lending

Each Master Portfolio and Spin-off Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker- dealers or indirectly through repurchase agreements with respect to no more than 33 1 / ³ % of the total assets of each Master Portfolio and Spin-off Fund (including any collateral posted) or 50% of the total assets of each Master Portfolio and Spin-off Fund (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

with cash and/or short-term debt obligations. The Master Portfolios and Spinoff Fund receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation

Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

Federal Income Taxes

Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code. It is intended that the Spin-off Fund will be managed to satisfy the requirements of subchapter M of the Internal Revenue Code.

The consolidated financial statements include the accounts of Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (“Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. The investment of up to 25% of a Master Portfolio’s assets in the Subsidiaries is a structure that has been used by a number of Registered Investment Companies (“RICs”), avoiding bad income generation by indirectly making commodities-related investments. These investments would not generate qualifying income if they were made directly by the RIC. Under Treasury Regulations, income from a foreign subsidiary that is a CFC, such as the Subsidiaries, is qualifying income for a RIC for U.S. federal income tax

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

purposes (1) to the extent the income is actually distributed by the CFC to the RIC each year and (2) even if not distributed currently, to the extent the income is derived with respect to the RIC’s business of investing in stock, securities or currencies. If the IRS were to determine that income derived from a Master Portfolio’s investment in its Subsidiaries do not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, then the corresponding Feeder Fund might cease to qualify as a RIC and could be required to reduce its exposure to such investments. In that event, a Feeder Fund’s taxable income would be subject to tax at the Feeder Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Feeder Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders.

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and realized gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2022, open tax years include the tax years ended December 31, 2019 through December 31, 2022. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (”GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios and Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets. The Spinoff Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least April 30, 2023. The Adviser may discontinue the waiver/reimbursement at any time after April 30, 2023; these waivers/reimbursements are not subject to recapture. Operating expenses exclude brokerage commissions, borrowing costs on

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

securities sold short, short dividends, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses. Below are operating expense limitations by each share class of each of the funds:

	The Internet	The Global
	Fund	Fund
No Load Class	1.89%	1.39%
Class A	2.14%	1.64%
Class C	2.64%	2.14%
	The Paradigm	The Medical
	Fund	Fund
No Load Class	1.64%	1.39%
Class A	1.89%	N/A
Class C	2.39%	N/A
Institutional Class	1.44%	N/A
	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
No Load Class	1.64%	1.40%
Class A	1.89%	1.65%
Class C	2.39%	2.15%
Institutional Class	1.44%	1.20%
	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
No Load Class	0.95%	1.49%
	The
	Spin-off
	Fund
No Load Class	1.45%
Class A	1.50%
Class C	2.25%
Institutional Class	1.25%

For the year ended December 31, 2022, the rate earned by the Adviser from the Master Portfolios and Spin-off Fund and the waived fees/reimbursed expenses for the Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$—	$188,097

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

	The Paradigm	The Medical
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$261,851	$146,788
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$375,442	N/A

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$154,733	$466,220
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 90,334	$ 35,381

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$141,007	$151,419
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 5,102	$ 16,755

	The
	Spin-off
	Fund
Annual Advisory Rate	1.00%
Expenses Reimbursed by Adviser through
voluntary waiver	$107,775
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 28,925

The Adviser receives the shareholder servicing fees from the No Load Class, Advisor Class A and Advisor Class C shares of a Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Funds’ average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Funds’ average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

servicing fee in excess of 0.05% of a Fund’s average daily net assets attributable to Institutional Class shares until at least April 30, 2023. For the year ended December 31, 2022, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin- off Funds.

Shareholder Servicing
Expenses for the
year ended
December 31, 2022
The Internet Fund	$ 423,534
The Global Fund	69,188
The Paradigm Fund	2,091,103
The Medical Fund	44,999
The Small Cap Opportunities Fund	750,326
The Market Opportunities Fund	316,190
The Alternative Income Fund	17,762
The Multi-Disciplinary Income Fund	40,881
The Spin-off Fund	59,616

The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Funds.

For the year ended December 31, 2022, the Funds were allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (each a “12b-1 Plan”). One 12b-1 Plan is for Advisor Class A shares, while the other 12b-1 Plan is for Advisor Class C shares. Under the 12b-1 Plan for Advisor Class A shares, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the 12b-1 Plan. During the year ended December 31, 2022, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds were limited

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

to 0.25% of the average daily net asset value of such shares of such Funds. Under the second 12b-1 Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares.

	12b-1 Expenses for
	the year ended
	December 31, 2022
	Advisor Class A	Advisor Class C
The Internet Fund	$ 7,300	$ 11,177
The Global Fund	1,633	51,064
The Paradigm Fund	408,663	558,666
The Medical Fund	4,527	220
The Small Cap Opportunities Fund	45,922	76,048
The Market Opportunities Fund	22,015	85,585
The Alternative Income Fund	1,546	4,483
The Multi-Disciplinary Income Fund	2,516	18,384
The Spin-off Fund	18,559	6,470

Kinetics Funds Distributor, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

Distributor Sales
Load Fees for
the year ended
December 31, 2022
The Internet Fund	$499
The Global Fund	—
The Paradigm Fund	7,358
The Medical Fund	49
The Small Cap Opportunities Fund	3,114
The Market Opportunities Fund	1,830
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	4,281

4. Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, each Fund recorded the following reclassifications to the accounts listed below:

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

	INCREASE/(DECREASE)
	Accumulated
	Earnings
	(Deficit)	Paid In Capital
The Internet Fund	$4,792,600	$(4,792,600)
The Global Fund	881,718	(881,718)
The Paradigm Fund	2,333,733	(2,333,733)
The Medical Fund	(59,616)	59,616
The Small Cap Opportunities Fund	4,994,889	(4,994,889)
The Market Opportunities Fund	2,804,854	(2,804,854)
The Alternative Income Fund	(410)	410
The Multi-Disciplinary Income Fund	—	—
The Spin-off Fund	(101,042)	101,042

5. Income Taxes

At December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Internet	Global	Paradigm	Medical
Net Unrealized Appreciation	$ 50,800,088	$ 6,969,428	$ 777,007,983	$ 9,296,474
Undistributed Ordinary Income	—	—	—	22,235
Undistributed Long-Term
Capital Gains	1,312,764	—	3,117,368	125,482
Total Distributable Earnings	$ 1,312,764	$ —	$ 3,117,368	$ 147,717
Other Accumulated Loss	(41,487)	(42,730)	(2,176,450)	—
Total Accumulated Gain	$ 52,071,365	$ 6,926,698	$ 777,948,901	$ 9,444,191

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Net Unrealized
Appreciation (Depreciation)	$ 242,418,082	$ 82,979,427	$ (314,114)	$ (1,744,599)
Undistributed Ordinary Income	—	—	7,695	39,094
Undistributed Long-Term
Capital Gains	—	—	—	—
Total Distributable Earnings	$ —	$ —	$ 7,695	$ 39,094
Other Accumulated Loss	(10,239,091)	(105,168)	—	(3,664,670)
Total Accumulated Gain (Loss)	$ 232,178,991	$ 82,874,259	$ (306,419)	$ (5,370,175)

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

Spin-off
Fund
Net Unrealized Appreciation	$ 22,822,152
Undistributed Ordinary Income	29,138
Undistributed Long-Term
Capital Gains	1,666,517
Total Distributable Earnings	$ $1,695,655
Other Accumulated Loss	—
Total Accumulated Gain	$ 24,517,807

At December 31, 2022, the Funds had no accumulated net realized capital loss carryforwards that will expire in 2023.

At December 31, 2022, the Funds had the following short-term and long-term capital loss carryforwards without expiration.

Capital Loss Carryforward

	Short-Term	Long-Term	Total
The Internet Fund	$ —	$ —	$ —
The Global Fund	—	—	—
The Paradigm Fund	—	—	—
The Medical Fund	—	—	—
The Small Cap Opportunities Fund	(1,299,686)	(5,123,807)	(6,423,493)
The Market Opportunities Fund	—	—	—
The Alternative Income Fund	—	—	—
The Multi-Disciplinary Income Fund	(13,004)	(3,651,666)	(3,664,670)
The Spin-off Fund	—	—	—

For the year ended December 31, 2022, the following Funds utilized capital losses.

Capital Losses
Utilized
The Internet Fund	$ —
The Global Fund	—
The Paradigm Fund	—
The Medical Fund	—
The Small Cap Opportunities Fund	6,890,629
The Market Opportunities Fund	—
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	807,722

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

At December 31, 2022, the following Funds deferred, on a tax basis, post-October losses:

Post-October
Capital Loss
Deferral
The Internet Fund	$ 41,487
The Global Fund	42,730
The Paradigm Fund	2,176,450
The Medical Fund	—
The Small Cap Opportunities Fund	3,133,826
The Market Opportunities Fund	105,168
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	—

The tax components of dividends paid during the year ended December 31, 2022 and the year ended December 31, 2021, are:

	The Internet Fund		The Global Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2022	$ —	$ 1,242,996	$ —	$ 422,672
2021	$ —	$ 2,051,468	$ 753,888	$ 100,446

	The Paradigm Fund		The Medical Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2022	$ —	$ 21,981,182	$ 219,395	$ 97,215
2021	$ —	$ 14,324,081	$ 149,191	$ 42,725
	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2022	$ —	$ —	$ 49,925	$ 1,845,792
2021	$ 4,456,071	$ —	$ 1,496,725	$ 376,836

	The Alternative		The Multi-Disciplinary
	Income Fund		Income Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2022	$ 70,460	$ 8,461	$ 388,532	$ —
2021	$ —	$ 187	$ 454,381	$ —

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

The Spin-off Fund
	Ordinary	Long-Term
	Income	Capital Gains
	Distribution	Distribution
2022	$ 32,300	$ 606,869
2021	$ 26,901	$ —

Each Feeder Fund and the Spin-off Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Feeder Funds and the Spin-off Fund related to net capital gain to zero for the tax year ended December 31, 2022.

6. Securities Transactions, Tax Cost and Significant Investments – The Spin-off Fund

Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2022, were as follows for the Spin-off Fund:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
The Spin-off Fund	$—	$1,109,140	$—	$4,266,600

As of December 31, 2022, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows for the Spin-off Fund:

The Spin-off
Fund
Tax Cost of Investments	$ 7,560,629
Unrealized Appreciation	24,117,782
Unrealized Depreciation	(1,295,111)
Net Unrealized Appreciation	$ 22,822,671

Significant Investments

The Spin-off Fund may invest a greater percentage of its assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) exposes the fund to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2022, Spin-off Fund invested approximately 64% of its net assets in individual securities greater than 5% of net assets. See the Schedule of Investments for further details.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

Holding a large concentration in a single security or issuer may expose the fund to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the fund’s performance. At December 31, 2022, the Spin-off Fund holds 64% of its net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the Fund could be adversely affected if the underlying markets for oil or gas were to decline, thereby having a more significant impact on the fund given the concentration in this holding.

7. Summary of Fair Value Exposure – Spin-off Fund

Various inputs are used in determining the value of the Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value The Spin-off Fund’s net assets as of December 31, 2022:

The following is a summary of the inputs used to value The Kinetics Spin-off and Corporate Restructuring Fund’s net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$28,945,484	$1,147,112	$ —	$30,092,596
Closed-End Funds	290,700	—	—	290,700
Total Investments in Securities	$29,236,184	$1,147,112	$ —	$30,383,296

As of December 31, 2022, there were no investments in Level 3 securities.

During the period ended December 31, 2022, there were no transfers into or out of Level 3.

8. Investment Adviser

The Spin-off Fund entered into Investment Advisory Agreements (the “Agreement”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Spin-off Fund. The Adviser is a wholly- owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreement, the Spin-off Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Spin-off Fund’s average daily net assets. For the year ended December 31, 2022, Spin-off Fund incurred $277,034 in expenses pursuant to the Agreement.

9. Subsequent Events

Effective after close of business on January 27, 2023, the Medical Fund and Alternative Income Fund have been reorganized into the Horizon Kinetics Medical ETF and the Horizon Kinetics SPAC Active ETF, respectively, each a newly created series of Listed Funds Trust.

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no other events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

10. Results of Shareholder Meeting (Unaudited)

On January 23, 2023, a special meeting of shareholders (the “Special Meeting”) of Kinetics Alternative Income Fund and Kinetics Medical Fund (the “Funds”) was held. At the Special Meeting, shareholders voted on the following proposals:

1. To approve an Agreement and Plan of Reorganization providing for (a) the transfer of all of the assets of the Kinetics Alternative Income Fund (the “Target Fund”) to the Horizon Kinetics SPAC Active ETF (the “Acquiring Fund”), the Acquiring Fund being a newly created series of Listed Funds Trust, in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund (the “Reorganization”).

2. To approve an Agreement and Plan of Reorganization providing for (a) the transfer of all of the assets of the Kinetics Medical Fund (the “Target Fund”) to Horizon Kinetics Medical ETF (the “Acquiring Fund”), the Acquiring Fund being a newly created series of Listed Funds Trust, in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund (the “Reorganization”).

Further details regarding the proposal and the Special Meeting are contained in a combined proxy statement and prospectus filed with the Securities and Exchange Commission on December 23, 2022.

The voting results of the special meeting of shareholders are shown below:

	Shares	Shares	Shares
Fund Name	Voted For	Voted Against	Abstain
Alternative Income Fund:	35,946	27	4,410
Medical Fund:	222,961	13,288	63,370

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

The Internet Fund	0.00%	The Market Opportunities Fund	100.00%
The Global Fund	0.00%	The Alternative Income Fund	0.00%
The Paradigm Fund	0.00%	The Multi-Disciplinary Income Fund	0.00%
The Medical Fund	100.00%	The Spin-off Fund	100.00%
The Small Cap Opportunities Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was as follows:

The Internet Fund	0.00%	The Market Opportunities Fund	100.00%
The Global Fund	0.00%	The Alternative Income Fund	0.00%
The Paradigm Fund	0.00%	The Multi-Disciplinary Income Fund	0.00%
The Medical Fund	100.00%	The Spin-off Fund	100.00%
The Small Cap Opportunities Fund	0.00%

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2022 was as follows:

The Internet Fund	0.00%	The Market Opportunities Fund	0.00%
The Global Fund	0.00%	The Alternative Income Fund	21.76%
The Paradigm Fund	0.00%	The Multi-Disciplinary Income Fund	47.55%
The Medical Fund	0.00%	The Spin-off Fund	11.33%
The Small Cap Opportunities Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2022 was as follows.

The Internet Fund	0.00%	The Market Opportunities Fund	0.00%
The Global Fund	0.00%	The Alternative Income Fund	0.00%
The Paradigm Fund	0.00%	The Multi-Disciplinary Income Fund	0.00%
The Medical Fund	0.00%	The Spin-off Fund	0.00%
The Small Cap Opportunities Fund	0.00%

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

The percentage of taxable income distributions that are designated as ordinary and long-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2022 was as follows.

	Ordinary	Long-Term
The Internet Fund	0.00%	100.00%
The Global Fund	0.00%	100.00%
The Paradigm Fund	0.00%	100.00%
The Medical Fund	69.30%	30.70%
The Small Cap Opportunities Fund	0.00%	0.00%
The Market Opportunities Fund	2.63%	97.37%
The Alternative Income Fund	89.28%	10.72%
The Multi-Disciplinary Income Fund	100.00%	0.00%
The Spin-off Fund	5.05%	94.95%

12. Recent Accounting Pronouncements

Fair Value Measurement

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Investment Company Derivatives Risk Management Program (Rule 18f-4)

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Portfolio can enter into, eliminates the asset segregation framework previously used by Portfolios to comply with Section 18 of the 1940 Act, and requires Portfolios whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Portfolios were required to comply with Rule 18f-4 by August 19, 2022. As limited derivatives users under Rule 18f-4, the Portfolios are not required to appoint a derivatives risk manager, but have adopted a limited derivatives user policy.

SEC Modernizes Framework for Fund Valuation Practices (Rule 2a-5)

In December 2020, the SEC adopted a new rule providing a framework for portfolio valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits portfolio boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a portfolio must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and has rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of portfolio investments. The Portfolios/Funds have adopted procedures in accordance with Rule 2a-5, and the Board of Trustees/Directors has appointed the Adviser as Valuation Designee pursuant to the Rule.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2022

13. Information about Proxy Voting (Unaudited)

Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company’s website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

14. Information about the Portfolio Holdings (Unaudited)

The Spin-off Fund and Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Spin-off Fund’s and Feeder Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights

		The Internet Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 60.64	$ 53.01	$ 33.89	$ 27.19	$ 52.18
Income from Investment Operations:
Net investment income (loss)(2)	(0.30)	(0.83)	(0.29)	(0.25)	(0.48)
Net realized and unrealized gain (loss)
on investments	(14.44)	8.93	19.41	7.44	(13.77)
Total from Investment Operations	(14.74)	8.10	19.12	7.19	(14.25)
Redemption Fees	0.01	0.05	0.00(3)	0.00(3)	0.02
Less Distributions:
From net realized gains	(0.38)	(0.52)	—	(0.49)	(10.76)
Total Distributions	(0.38)	(0.52)	—	(0.49)	(10.76)
Net Asset Value, End of Year	$ 45.53	$ 60.64	$ 53.01	$ 33.89	$ 27.19
Total return	(24.28)%	15.35%	56.42%	26.45%	(27.32)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$144,397	$226,228	$169,374	$115,351	$102,268
Ratio of operating expenses to average
net assets:(4)	1.77%	1.71%	1.82%	1.84%	1.84%
Ratio of net investment income (loss) to
average net assets:	(0.60)%	(1.29)%	(0.80)%	(0.76)%	(1.05)%
Portfolio turnover rate(5)	19%	4%	1%	1%	15%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Internet Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 55.20	$48.42	$31.03	$25.00	$ 49.27
Income from Investment Operations:
Net investment income (loss)(2)	(0.39)	(0.91)	(0.35)	(0.31)	(0.57)
Net realized and unrealized gain (loss)
on investments	(13.13)	8.17	17.74	6.83	(12.97)
Total from Investment Operations	(13.52)	7.26	17.39	6.52	(13.54)
Redemption Fees	0.01	0.04	0.00(6)	—	0.03
Less Distributions:
From net realized gains	(0.38)	(0.52)	—	(0.49)	(10.76)
Total Distributions	(0.38)	(0.52)	—	(0.49)	(10.76)
Net Asset Value, End of Year	$41.31	$55.20	$48.42	$31.03	$ 25.00
Total return (3)	(24.47)%	15.06%	56.04%	26.08%	(27.47)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 2,302	$5,620	$2,864	$2,296	$ 2,481
Ratio of operating expenses to average
net assets:(4)	2.02%	1.96%	2.07%	2.09%	2.09%
Ratio of net investment income (loss) to
average net assets:	(0.85)%	(1.54)%	(1.05)%	(1.01)%	(1.30)%
Portfolio turnover rate(5)	19%	4%	1%	1%	15%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Internet Portfolio.

(6) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Internet Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 45.86	$40.49	$26.08	$21.18	$ 44.24
Income from Investment Operations:
Net investment income (loss)(2)	(0.51)	(1.00)	(0.43)	(0.39)	(0.70)
Net realized and unrealized gain (loss)
on investments	(10.90)	6.85	14.84	5.78	(11.61)
Total from Investment Operations	(11.41)	5.85	14.41	5.39	(12.31)
Redemption Fees	0.00(5)	0.04	0.00(5)	—	0.01
Less Distributions:
From net realized gains	(0.38)	(0.52)	—	(0.49)	(10.76)
Total Distributions	(0.38)	(0.52)	—	(0.49)	(10.76)
Net Asset Value, End of Year	$ 34.07	$45.86	$40.49	$26.08	$ 21.18
Total return	(24.87)%	14.52%	55.25%	25.45%	(27.86)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 1,247	$1,893	$1,560	$ 943	$ 1,065
Ratio of operating expenses to average
net assets:(3)	2.52%	2.46%	2.57%	2.59%	2.59%
Ratio of net investment income (loss) to
average net assets:	(1.35)%	(2.04)%	(1.55)%	(1.51)%	(1.80)%
Portfolio turnover rate(4)	19%	4%	1%	1%	15%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(4) Portfolio turnover of The Internet Portfolio.

(5) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Global Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 9.33	$ 8.30	$ 6.64	$ 5.46	$ 7.15
Income from Investment Operations:
Net investment income (loss)(2)	0.02	(0.09)	(0.03)	(0.00)(3)	(0.02)
Net realized and unrealized gain (loss)
on investments	(0.62)	1.43	1.69	1.18	(1.67)
Total from Investment Operations	(0.60)	1.34	1.66	1.18	(1.69)
Redemption Fees	0.00(3)	0.01	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	—	(0.29)	—	—	—
From net realized gains	(0.13)	(0.03)	—	—	0.00(3)
Total Distributions	(0.13)	(0.32)	—	—	0.00(3)
Net Asset Value, End of Year	$ 8.60	$ 9.33	$ 8.30	$ 6.64	$ 5.46
Total return	(6.46)%	16.32%	25.00%	21.61%	(23.58)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$21,052	$19,128	$13,904	$8,115	$ 5,665
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.07%	2.08%	2.45%	2.53%	2.53%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income (loss) to
average net assets:	0.25%	(0.90)%	(0.46)%	0.01%	(0.30)%
Portfolio turnover rate(5)	57%	7%	8%	5%	28%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Global Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 9.31	$ 8.23	$ 6.60	$ 5.45	$ 7.15
Income from Investment Operations:
Net investment income (loss)(2)	0.00(3)	(0.11)	(0.05)	(0.02)	(0.04)
Net realized and unrealized gain (loss)
on investments	(0.63)	1.44	1.68	1.17	(1.66)
Total from Investment Operations	(0.63)	1.33	1.63	1.15	(1.70)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	—	(0.22)	—	—	—
From net realized gains	(0.13)	(0.03)	—	—	0.00(3)
Total Distributions	(0.13)	(0.25)	—	—	0.00(3)
Net Asset Value, End of Year	$ 8.55	$ 9.31	$ 8.23	$ 6.60	$ 5.45
Total return(4)	(6.79)%	16.16%	24.70%	21.10%	(23.72)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 840	$ 595	$ 574	$1,331	$ 1,012
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.32%	2.33%	2.70%	2.78%	2.78%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.00)%	(1.15)%	(0.71)%	(0.24)%	(0.55)%
Portfolio turnover rate(6)	57%	7%	8%	5%	28%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Global Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 8.64	$ 7.67	$ 6.18	$ 5.12	$ 6.76
Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	(0.15)	(0.07)	(0.04)	(0.07)
Net realized and unrealized gain (loss)
on investments	(0.58)	1.33	1.56	1.10	(1.57)
Total from Investment Operations	(0.62)	1.18	1.49	1.06	(1.64)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	—	—
Less Distributions:
From net investment income	—	(0.18)	—	—	—
From net realized gains	(0.13)	(0.03)	—	—	0.00(3)
Total Distributions	(0.13)	(0.21)	—	—	0.00(3)
Net Asset Value, End of Year	$ 7.89	$ 8.64	$ 7.67	$ 6.18	$ 5.12
Total return	(7.21)%	15.44%	24.11%	20.70%	(24.20)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 6,574	$7,439	$5,982	$4,969	$ 4,284
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.82%	2.83%	3.20%	3.28%	3.28%
After expense reimbursement(4)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to
average net assets:	(0.50)%	(1.65)%	(1.21)%	(0.74)%	(1.05)%
Portfolio turnover rate(5)	57%	7%	8%	5%	28%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 73.37	$ 53.99	$ 53.38	$ 41.32	$ 48.32
Income from Investment Operations:
Net investment income (loss)(2)	(0.13)	(0.67)	0.19	(0.36)	(0.50)
Net realized and unrealized gain (loss)
on investments	21.52	21.26	1.59	12.96	(2.20)
Total from Investment Operations	21.39	20.59	1.78	12.60	(2.70)
Redemption Fees	0.01	0.01	0.00(3)	0.00(3)	0.01
Less Distributions:
From net investment income	(0.01)	0.00(3)	(0.18)	(0.01)	—
From net realized gains	(1.85)	(1.22)	(0.99)	(0.53)	(4.31)
Total Distributions	(1.86)	(1.22)	(1.17)	(0.54)	(4.31)
Net Asset Value, End of Year	$ 92.91	$ 73.37	$ 53.99	$ 53.38	$ 41.32
Total return	29.17%	38.15%	3.32%	30.48%	(5.55)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$517,268	$368,385	$274,876	$348,402	$297,990
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.67%	1.68%	1.72%	1.72%	1.73%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.16)%	(0.88)%	0.42%	(0.72)%	(0.93)%
Portfolio turnover rate(5)	0%	1%	1%	1%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 70.44	$ 51.99	$ 51.47	$ 39.95	$ 46.99
Income from Investment Operations:
Net investment income (loss)(2)	(0.31)	(0.83)	0.07	(0.47)	(0.61)
Net realized and unrealized gain (loss)
on investments	20.62	20.49	1.51	12.52	(2.12)
Total from Investment Operations	20.31	19.66	1.58	12.05	(2.73)
Redemption Fees	0.00(3)	0.01	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	—	—	(0.07)	—	—
From net realized gains	(1.85)	(1.22)	(0.99)	(0.53)	(4.31)
Total Distributions	(1.85)	(1.22)	(1.06)	(0.53)	(4.31)
Net Asset Value, End of Year	$ 88.90	$ 70.44	$ 51.99	$ 51.47	$ 39.95
Total return(4)	28.86%	37.83%	3.05%	30.15%	(5.79)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$188,033	$155,851	$94,179	$115,580	$95,503
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.92%	1.93%	1.97%	1.97%	1.98%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to
average net assets:	(0.41)%	(1.13)%	0.17%	(0.97)%	(1.18)%
Portfolio turnover rate(6)	0%	1%	1%	1%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 64.28	$ 47.77	$ 47.54	$ 37.12	$ 44.21
Income from Investment Operations:
Net investment loss(2)	(0.63)	(1.08)	(0.14)	(0.66)	(0.81)
Net realized and unrealized gain (loss)
on investments	18.76	18.80	1.36	11.61	(1.97)
Total from Investment Operations	18.13	17.72	1.22	10.95	(2.78)
Redemption Fees	0.00(3)	0.01	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	(1.85)	(1.22)	(0.99)	(0.53)	(4.31)
Total Distributions	(1.85)	(1.22)	(0.99)	(0.53)	(4.31)
Net Asset Value, End of Year	$ 80.56	$ 64.28	$ 47.77	$ 47.54	$ 37.12
Total return	28.22%	37.11%	2.56%	29.49%	(6.27)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$84,135	$71,948	$84,597	$113,300	$100,718
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.42%	2.43%	2.47%	2.47%	2.48%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average
net assets:	(0.91)%	(1.63)%	(0.33)%	(1.47)%	(1.68)%
Portfolio turnover rate(5)	0%	1%	1%	1%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 74.09	$ 54.51	$ 53.87	$ 41.69	$ 48.62
Income from Investment Operations:
Net investment income (loss)(2)	0.03	(0.52)	0.28	(0.26)	(0.39)
Net realized and unrealized gain (loss)
on investments	21.77	21.47	1.64	13.08	(2.23)
Total from Investment Operations	21.80	20.95	1.92	12.82	(2.62)
Redemption Fees	0.00(3)	0.01	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.15)	(0.16)	(0.29)	(0.11)	—
From net realized gains	(1.85)	(1.22)	(0.99)	(0.53)	(4.31)
Total Distributions	(2.00)	(1.38)	(1.28)	(0.64)	(4.31)
Net Asset Value, End of Year	93.89	$ 74.09	$ 54.51	$ 53.87	$ 41.69
Total return	29.43%	38.44%	3.55%	30.75%	(5.37)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$288,387	$229,998	$184,693	$202,378	$148,968
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.62%	1.63%	1.67%	1.67%	1.68%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to
average net assets:	0.04%	(0.68)%	0.62%	(0.51)%	(0.73)%
Portfolio turnover rate(5)	0%	1%	1%	1%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Medical Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 30.78	$ 28.13	$ 26.53	$ 23.47	$ 25.33
Income from Investment Operations:
Net investment income(2)	0.27	0.25	0.29	0.33	0.27
Net realized and unrealized gain
on investments	1.02	2.73	2.11	3.43	0.12
Total from Investment Operations	1.29	2.98	2.40	3.76	0.39
Redemption Fees(3)	0.00(3)	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.36)	(0.26)	(0.31)	(0.35)	(0.29)
From net realized gains	(0.16)	(0.07)	(0.49)	(0.35)	(1.96)
Total Distributions	(0.52)	(0.33)	(0.80)	(0.70)	(2.25)
Net Asset Value, End of Year	$ 31.55	$ 30.78	$ 28.13	$ 26.53	$ 23.47
Total return	4.21%	10.59%	9.04%	16.04%	1.67%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$19,280	$16,188	$15,462	$15,442	$14,814
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.21%	2.18%	2.26%	2.34%	2.23%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income to
average net assets:	0.89%	0.84%	1.12%	1.34%	1.03%
Portfolio turnover rate(5)	3%	1%	7%	6%	0%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 98.78	$ 66.81	$ 65.31	$ 51.40	$ 51.25
Income from Investment Operations:
Net investment income (loss)(2)	0.07	(0.91)	0.43	(0.29)	(0.35)
Net realized and unrealized gain
on investments	31.47	34.48	1.07	14.20	0.47
Total from Investment Operations	31.54	33.57	1.50	13.91	0.12
Redemption Fees	0.03	0.05	0.00(3)	0.00(3)	0.03
Less Distributions:
From net investment income	—	(1.65)	—	—	—
Total Distributions	—	(1.65)	—	—	—
Net Asset Value, End of Year	$ 130.35	$ 98.78	$ 66.81	$ 65.31	$ 51.40
Total return	31.96%	50.33%	2.30%	27.06%	0.29%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$327,093	$195,631	$126,350	$180,575	$164,330
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.69%	1.70%	1.78%	1.75%	1.74%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	0.07%	(0.93)%	0.78%	(0.48)%	(0.60)%
Portfolio turnover rate(5)	6%	3%	0%	4%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 95.24	$64.41	$ 63.12	$ 49.81	$ 49.81
Income from Investment Operations:
Net investment income (loss)(2)	(0.20)	(1.12)	0.28	(0.43)	(0.48)
Net realized and unrealized gain
on investments	30.30	33.24	1.01	13.74	0.48
Total from Investment Operations	30.10	32.12	1.29	13.31	—
Redemption Fees	0.03	0.05	0.00(3)	0.00(3)	0.00(3
Less Distributions:
From net investment income	—	(1.34)	—	—	—
Total Distributions	—	(1.34)	—	—	—
Net Asset Value, End of Year	$125.37	$95.24	$ 64.41	$ 63.12	$ 49.81
Total return(4)	31.64%	49.94%	2.04%	26.72%	0.00%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000's)	$23,920	$14,755	$ 8,172	$11,986	$10,505
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.94%	1.95%	2.03%	2.00%	1.99%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to
average net assets:(5)	(0.18)%	(1.18)%	0.53%	(0.73)%	(0.85)%
Portfolio turnover rate(6)	6%	3%	0%	4%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 90.20	$60.85	$59.93	$47.53	$47.77
Income from Investment Operations:
Net investment income (loss)(2)	(0.69)	(1.49)	0.02	(0.69)	(0.73)
Net realized and unrealized gain
on investments	28.60	31.38	0.90	13.09	0.49
Total from Investment Operations	27.91	29.89	0.92	12.40	(0.24)
Redemption Fees	0.03	0.05	0.00(3)	—	0.00(3)
Less Distributions:
From net investment income	—	(0.59)	—	—	—
Total Distributions	—	(0.59)	—	—	—
Net Asset Value, End of Year	$118.14	$90.20	$60.85	$59.93	$47.53
Total return	30.98%	49.20%	1.53%	26.09%	(0.50)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$12,234	$9,219	$8,684	$10,544	$8,373
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.44%	2.45%	2.53%	2.50%	2.49%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to
average net assets:	(0.68)%	(1.68)%	0.03%	(1.23)%	(1.35)%
Portfolio turnover rate(5)	6%	3%	0%	4%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$100.83	$ 68.25	$ 66.58	$ 52.30	$ 52.07
Income from Investment Operations:
Net investment loss(2)	0.31	(0.73)	0.55	(0.17)	(0.24)
Net realized and unrealized gain
on investments	32.14	35.22	1.12	14.45	0.47
Total from Investment Operations	32.45	34.49	1.67	14.28	0.23
Redemption Fees	0.04	0.06	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	—	(1.97)	—	—	—
Total Distributions	—	(1.97)	—	—	—
Net Asset Value, End of Year	$133.32	$100.83	$ 68.25	$ 66.58	$ 52.30
Total return	32.22%	50.62%	2.51%	27.30%	0.44%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$95,963	$49,484	$35,118	$66,459	$40,075
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.64%	1.65%	1.73%	1.70%	1.69%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to
average net assets:	0.27%	(0.73)%	0.98%	(0.28)%	(0.40)%
Portfolio turnover rate(5)	6%	3%	0%	4%	3%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Market Opportunities Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 40.16	$ 31.85	$ 26.71	$ 21.83	$ 26.72
Income from Investment Operations:
Net investment income (loss)(2)	0.07	(0.33)	.10	(0.00)(3)	(0.14)
Net realized and unrealized gain (loss)
on investments	5.94	9.25	5.12	4.97	(2.77)
Total from Investment Operations	6.01	8.92	5.22	4.97	(2.91)
Redemption Fees	0.00(3)	0.02	0.00(3)	0.00(3)	0.01
Less Distributions:
From net investment income	(0.09)	(0.59)	(0.08)	(0.09)	—
From net realized gains	(0.53)	(0.04)	—	—	(1.99)
Total Distributions	(0.62)	(0.63)	(0.08)	(0.09)	(1.99)
Net Asset Value, End of Year	$ 45.55	$ 40.16	$ 31.85	$ 26.71	$ 21.83
Total return	14.98%	28.04%	19.55%	22.76%	(10.86)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$96,190	$86,943	$66,570	$56,987	$48,487
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.76%	1.75%	1.85%	1.84%	1.86%
After expense reimbursement(4)	1.40%	1.40%	1.40%	1.40%	1.64%
Ratio of net investment income (loss) to
average net assets:	0.18%	(0.79)%	0.40%	(0.01)%	(0.53)%
Portfolio turnover rate(5)	13%	2%	2%	4%	8%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Market Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$39.54	$31.36	$26.29	$21.49	$26.41
Income from Investment Operations:
Net investment income (loss)(2)	(0.03)	(0.43)	0.04	(0.07)	(0.21)
Net realized and unrealized gain (loss)
on investments	5.83	9.10	5.04	4.89	(2.72)
Total from Investment Operations	5.80	8.67	5.08	4.82	(2.93)
Redemption Fees	0.00(3)	0.02	0.00(3)	—	0.00(3)
Less Distributions:
From net investment income	—	(0.47)	(0.01)	(0.02)	—
From net realized gains	(0.53)	(0.04)	—	—	(1.99)
Total Distributions	(0.53)	(0.51)	(0.01)	(0.02)	(1.99)
Net Asset Value, End of Year	$ 44.81	$39.54	$31.36	$26.29	$21.49
Total return(4)	14.69%	27.70%	19.31%	22.42%	(11.10)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 9,794	$8,786	$6,442	$6,868	$6,426
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.01%	2.00%	2.10%	2.09%	2.11%
After expense reimbursement(5)	1.65%	1.65%	1.65%	1.65%	1.89%
Ratio of net investment income (loss) to
average net assets:	(0.07)%	(1.04)%	0.15%	(0.26)%	(0.78)%
Portfolio turnover rate(6)	13%	2%	2%	4%	8%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 37.72	$ 29.79	$25.10	$ 20.61	$ 25.53
Income from Investment Operations:
Net investment income (loss)(2)	(0.22)	(0.60)	(0.08)	(0.18)	(0.33)
Net realized and unrealized gain (loss)
on investments	5.54	8.65	4.77	4.67	(2.60)
Total from Investment Operations	5.32	8.05	4.69	4.49	(2.93)
Redemption Fees	0.00(5)	0.02	0.00(5)	—	—
Less Distributions:
From net investment income	—	(0.10)	—	—	—
From net realized gains	(0.53)	(0.04)	—	—	(1.99)
Total Distributions	(0.53)	(0.14)	—	—	(1.99)
Net Asset Value, End of Year	42.51	$ 37.72	$29.79	$ 25.10	$ 20.61
Total return	14.12%	27.06%	18.69%	21.79%	(11.48)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$12,610	$11,087	$9,392	$10,051	$ 8,517
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.51%	2.50%	2.60%	2.59%	2.61%
After expense reimbursement(3)	2.15%	2.15%	2.15%	2.15%	2.39%
Ratio of net investment income (loss) to
average net assets:	(0.57)%	(1.54)%	(0.35)%	(0.76)%	(1.28)%
Portfolio turnover rate(4)	13%	2%	2%	4%	8%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(4) Portfolio turnover of The Market Opportunities Portfolio.

(5) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Market Opportunities Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 40.79	$ 32.34	$ 27.11	$ 22.16	$ 27.04
Income from Investment Operations:
Net investment income (loss)(2)	0.03	(0.25)	0.15	0.05	(0.09)
Net realized and unrealized gain (loss)
on investments	6.17	9.39	5.22	5.04	(2.81)
Total from Investment Operations	6.20	9.14	5.37	5.09	(2.90)
Redemption Fees	0.00(3)	0.02	—	0.00(3)	0.01
Less Distributions:
From net investment income	(0.17)	(0.67)	(0.14)	(0.14)	—
From net realized gains	(0.53)	(0.04)	—	—	(1.99)
Total Distributions	(0.70)	(0.71)	(0.14)	(0.14)	(1.99)
Net Asset Value, End of Year	$ 46.29	$ 40.79	$ 32.34	$ 27.11	$ 22.16
Total return	15.21%	28.31%	19.79%	22.98%	(10.70)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$21,577	$22,655	$14,260	$12,534	$ 9,471
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.71%	1.70%	1.80%	1.79%	1.81%
After expense reimbursement(3)	1.20%	1.20%	1.20%	1.20%	1.44%
Ratio of net investment income (loss) to
average net assets:	0.38%	(0.59)%	0.60%	0.19%	(0.33)%
Portfolio turnover rate(4)	13%	2%	2%	4%	8%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Alternative Income Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 98.92	$100.24	$ 98.28	$97.46	$97.57
Income from Investment Operations:
Net investment income (loss)(2)	0.89	(0.15)	0.25	1.39	0.92
Net realized and unrealized gain (loss)
on investments	(4.92)	(1.17)	1.91	1.01	(0.03)
Total from Investment Operations	(4.03)	(1.32)	2.16	2.40	0.89
Redemption Fees	0.00(3)	0.00(3)	0.02	—	0.01
Less Distributions:
From net investment income	(0.87)	—	(0.22)	(1.58)	(1.01)
From net realized gains	(0.11)	—	—	—	—
Total Distributions	(0.98)	—	(0.22)	(1.58)	(1.01)
Net Asset Value, End of Year	$ 93.91	$ 98.92	$100.24	$98.28	$97.46
Total return	(4.07)%	(1.32)%	2.23%	2.47%	0.92%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 7,384	$ 2,626	$ 2,642	$3,482	$4,265
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.76%	2.35%	2.16%	2.01%	1.88%
After expense reimbursement(4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to
average net assets:	0.93%	(0.15)%	0.25%	1.41%	0.94%
Portfolio turnover rate(5)	0%	0%	0%	0%	0%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 10.40	$10.45	$10.95	$10.46	$11.02
Income from Investment Operations:
Net investment income(2)	0.21	0.18	0.33	0.45	0.44
Net realized and unrealized gain (loss)
on investments	(0.45)	(0.07)	(0.50)	0.49	(0.55)
Total from Investment Operations	(0.24)	0.11	(0.17)	0.94	(0.11)
Redemption Fees	0.00(3)	0.01	0.00(3)	0.00(3)	—
Less Distributions:
From net investment income	(0.22)	(0.17)	(0.33)	(0.45)	(0.45)
Total Distributions	(0.22)	(0.17)	(0.33)	(0.45)	(0.45)
Net Asset Value, End of Year	$ 9.94	$10.40	$10.45	$10.95	$10.46
Total return	(2.30)%	1.18%	(1.38)%	9.08%	(1.00)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$16,325	$3,202	$3,698	$6,025	$6,134
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.30%	2.10%	2.13%	2.04%	1.97%
After expense reimbursement(4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to
average net assets:	2.06%	1.69%	3.14%	4.10%	4.06%
Portfolio turnover rate(5)	0%	0%	0%	0%	2%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

		The Spin-off Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$19.20	$13.45	$12.83	$ 9.77	$11.14
Income from Investment Operations:
Net investment income (loss)(2)	0.08	(0.11)	0.10	(0.00)(3)	(0.08)
Net realized and unrealized gain (loss)
on investments	7.49	5.88	0.60	3.06	(0.84)
Total from Investment Operations	7.57	5.77	0.70	3.06	(0.92)
Redemption Fees	0.00(3)	0.00(3)	—	—	—
Less Distributions:
From net investment income	—	(0.02)	(0.08)	—	—
From net realized gains	(0.44)	—	—	—	(0.45)
Total Distributions	(0.44)	(0.02)	(0.08)	—	(0.45)
Net Asset Value, End of Period	$26.33	$19.20	$13.45	$12.83	$ 9.77
Total return	39.43%	42.90%	5.44%	31.32%	(8.22)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Period (000's)	$ 149	$ 125	$ 18	$ 60	$ 11
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.79%	1.84%	2.17%	1.96%	1.81%
After expense reimbursement(6)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to
average net assets:	0.36%	(0.57)%	0.92%	(0.04)%	(0.63)%
Portfolio turnover rate	4%	1%	0%	2%	9%

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Amount calculated is less than $0.005.

(4) Not annualized.

(5) Annualized.

(6) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

		The Spin-off Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 18.28	$12.82	$12.25	$ 9.33	$10.67
Income from Investment Operations:
Net investment income (loss)(2)	0.06	(0.12)	0.09	(0.01)	(0.08)
Net realized and unrealized
gain (loss) on investments	7.15	5.60	0.55	2.93	(0.81)
Total from Investment Operations	7.21	5.48	0.64	2.92	(0.89)
Redemption Fees	0.00(3)	0.00(3)	—	—	—
Less Distributions:
From net investment income	—	(0.02)	(0.07)	—	—
From net realized gains	(0.44)	—	—	—	(0.45)
Total Distributions	(0.44)	(0.02)	(0.07)	—	(0.45)
Net Asset Value, End of Year	$ 25.05	$18.28	$12.82	$ 12.25	$ 9.33
Total return(4)	39.45%	42.75%	5.21%	31.30%	(8.30)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$10,649	$5,869	$2,521	$3,574	$3,303
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.04%	2.09%	2.41%	2.21%	2.06%
After expense reimbursement(7)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income
(loss) to average net assets:	0.30%	(0.62)%	0.87%	(0.09)%	(0.68)%
Portfolio turnover rate	4%	1%	0%	2%	9%

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) Not annualized.

(6) Annualized.

(7) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

		The Spin-off Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$16.95	$11.98	$11.47	$ 8.80	$10.17
Income from Investment Operations:
Net investment income (loss)(2)	(0.08)	(0.23)	0.01	(0.09)	(0.16)
Net realized and unrealized gain
(loss) on investments	6.58	5.23	0.50	2.76	(0.76)
Total from Investment Operations	6.50	5.00	0.51	2.67	(0.92)
Redemption Fees	0.00(6)	0.00(6)	—	—	—
Less Distributions:
From net investment income	—	(0.03)	(0.00)(6)	—	—
From net realized gains	(0.44)	—	—	—	(0.45)
Total Distributions	(0.44)	(0.03)	(0.00)(6)	—	(0.45)
Net Asset Value, End of Year	$23.01	$16.95	$11.98	$ 11.47	$ 8.80
Total return	38.36%	41.73%	4.47%	30.34%	(9.00)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 842	$ 940	$2,611	$ 4,064	$4,114
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.54%	2.59%	2.91%	2.71%	2.56%
After expense reimbursement(5)	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income
(loss) to average net assets:	(0.43)%	(1.37)%	0.12%	(0.84)%	(1.43)%
Portfolio turnover rate	4%	1%	0%	2%	9%

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Not annualized.

(4) Annualized.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

		The Spin-off Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 18.40	$ 12.87	$ 12.32	$ 9.36	$ 10.68
Income from Investment Operations:
Net investment income (loss)(2)	0.12	(0.07)	0.12	0.02	(0.05)
Net realized and unrealized gain
(loss) on investments	7.21	5.62	0.55	2.95	(0.82)
Total from Investment
Operations	7.33	5.55	0.67	2.97	(0.87)
Redemption Fees	0.00(7)	0.00(7)	0.00(7)	—	—
Less Distributions:
From net investment income	(0.04)	(0.02)	(0.12)	(0.01)	—
From net realized gains	(0.44)	—	—	—	(0.45)
Total Distributions	(0.48)	(0.02)	(0.12)	(0.01)	(0.45)
Net Asset Value, End of Year	$ 25.25	$ 18.40	$ 12.87	$ 12.32	$ 9.36
Total return	39.82%	43.12%	5.46%	31.74%	(8.11)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$23,458	$17,377	$12,387	$13,751	$11,290
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.74%	1.79%	2.11%	1.91%	1.76%
After expense reimbursement(6)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets:	0.56%	(0.37)%	1.12%	0.16%	(0.43)%
Portfolio turnover rate	4%	1%	0%	2%	9%

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Amount calculated is less than $0.005.

(4) Not annualized.

(5) Annualized.

(6) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(7) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Kinetics Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund, The Multi-Disciplinary Income Fund, and the Kinetics Spin-off and Corporate Restructuring Fund (the “Funds”), each a series of Kinetics Mutual Funds, Inc. (the “Trust”), including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

KINETICS MUTUAL FUNDS, INC.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. With respect to Kinetics Spin-off and Corporate Restructuring Fund, our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
March 1, 2023

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Consolidated Portfolio Assets

December 31, 2022

The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$49,598,480	33.6%
Finance and Insurance#	28,177,388	19.0%
Professional, Scientific, and Technical Services	12,665,721	8.6%
Information	4,029,589	2.7%
Arts, Entertainment, and Recreation	1,756,994	1.2%
Management of Companies and Enterprises	365,850	0.2%
Retail Trade	12,178	0.0%
Administrative and Support and Waste Management and
Remediation Services	1,872	0.0%

* Excludes Short-Term Investments

# In the Finance and Insurance Sector, $17,758,001 represents a cryptocurrency investment of 12.00% of total net assets as of December 31, 2022.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Consolidated Portfolio Assets

December 31, 2022 — (Continued)

The Global Portfolio

		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States#	$10,819,613	38.0%
Canada	1,943,775	6.8%
United Kingdom	441,964	1.6%
Cayman Islands	250,546	0.9%
Germany	103,662	0.4%
Netherlands	86,970	0.3%
Brazil	75,742	0.3%
Australia	74,020	0.3%
Singapore	13,076	0.0%
Panama	12,896	0.0%
France	5,267	0.0%
Liberia	4,943	0.0%
Japan	2,868	0.0%
Guernsey	2,419	0.0%
Israel	1,640	0.0%
Bermuda	235	0.0%

* Excludes Short-Term Investments

# In the United States Sector, $1,272,681 represents a cryptocurrency investment of 4.5% of total net assets as of December 31, 2022.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Consolidated Portfolio Assets

December 31, 2022 — (Continued)

The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$789,714,893	70.9%
Finance and Insurance#	62,391,688	5.6%
Real Estate and Rental and Leasing	31,234,000	2.8%
Arts, Entertainment, and Recreation	29,314,261	2.6%
Information	24,309,405	2.2%
Management of Companies and Enterprises	23,979,099	2.2%
Accommodation and Food Services	19,206,662	1.7%
Professional, Scientific, and Technical Services	14,210,448	1.2%
Transportation and Warehousing	4,979,863	0.4%
Real Estate	2,886,699	0.3%
Utilities	1,889,648	0.2%
Construction	898,909	0.1%
Administrative and Support and Waste Management and
Remediation Services	700,800	0.1%
Retail Trade	414,700	0.0%
Manufacturing	295,995	0.0%
Wholesale Trade	11,682	0.0%

* Excludes Short-Term Investments

# In the Finance and Insurance Sector, $16,135,656 represents a cryptocurrency investment of 1.4% of total net assets as of December 31, 2022.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2022 — (Continued)

The Medical Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$18,345,001	95.3%
Professional, Scientific, and Technical Services	250,236	1.3%
Health Care and Social Assistance	41,426	0.2%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Consolidated Portfolio Assets

December 31, 2022 — (Continued)

The Small Cap Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$240,639,416	52.4%
Accommodation and Food Services	25,285,284	5.5%
Management of Companies and Enterprises	19,724,129	4.3%
Professional, Scientific, and Technical Services	18,850,809	4.1%
Real Estate	15,780,123	3.4%
Finance and Insurance#	7,713,977	1.7%
Manufacturing	6,151,730	1.3%
Real Estate and Rental and Leasing	5,003,588	1.1%
Arts, Entertainment, and Recreation	4,562,998	1.0%
Transportation and Warehousing	1,967,370	0.4%
Information	322,380	0.1%
Retail Trade	111,115	0.0%

* Excludes Short-Term Investments

# In the Finance and Insurance Sector, $2,487,000 represents a cryptocurrency investment of 0.5% of total net assets as of December 31, 2022.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Consolidated Portfolio Assets

December 31, 2022 — (Continued)

The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$88,892,721	63.3%
Finance and Insurance#	16,435,673	11.7%
Management of Companies and Enterprises	3,568,093	2.5%
Transportation and Warehousing	1,216,313	0.9%
Information	1,181,150	0.8%
Real Estate and Rental and Leasing	367,265	0.3%
Accommodation and Food Services	356,593	0.3%
Real Estate	161,426	0.1%
Live Sports (Spectator Sports)	135,025	0.1%
Wholesale Trade	112,880	0.1%
Professional, Scientific, and Technical Services	112,363	0.1%
Retail Trade	99,528	0.1%
Manufacturing	15,708	0.0%
Machinery Manufacturing	6,765	0.0%
Agriculture, Forestry, Fishing and Hunting	311	0.0%

* Excludes Short-Term Investments

# In the Finance and Insurance Sector, $4,964,665 represents a cryptocurrency investment of 3.5% of total net assets as of December 31, 2022.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2022 — (Continued)

The Alternative Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$5,490,678	74.6%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2022 — (Continued)

The Multi-Disciplinary Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$1,953,369	11.8%
Manufacturing	221,395	1.4%
Wholesale Trade	181,357	1.1%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Consolidated Portfolio of Investments — December 31, 2022

COMMON STOCKS — 53.20%	Shares	Value
Administrative and Support Services — 0.00%
CreditRiskMonitor.com, Inc.*	780	$ 1,872
Aerospace and Defense — 8.12%
CACI International, Inc. — Class A*[c]	40,000	12,023,600
Broadcasting (except Internet) — 0.18%
The E.W. Scripps Company — Class A*	20,000	263,800
Data Processing, Hosting and Related Services — 0.08%
Rumble, Inc.*^	21,000	124,950
Data Processing, Hosting, and Related Services — 2.22%
MasterCard, Inc. — Class A	5,900	2,051,607
Verisk Analytics, Inc.	7,000	1,234,940
		3,286,547
Funds, Trusts, and Other Financial Vehicles — 0.31%
Mesabi Trust^	25,800	464,916
Management of Companies and Enterprises — 0.25%
Galaxy Digital Holdings Ltd.*^	128,000	365,849
Oil and Gas Extraction — 33.50%
Permian Basin Royalty Trust^	12,250	308,700
Texas Pacific Land Corp.[c]	21,026	49,289,780
		49,598,480
Other Information Services — 0.15%
Alphabet, Inc. — Class C*	2,580	228,923
Other Motor Vehicle Dealers — 0.01%
Copart, Inc.*	200	12,178
Other Professional, Scientific, and Technical Services — 0.30%
GMO internet group, Inc.	24,000	450,960
Other Telecommunications — 0.09%
Liberty Latin America Limited — Class C — ADR*	16,496	125,370
Performing Arts, Spectator Sports, and Related Industries — 0.12%
Madison Square Garden Entertainment Corp.*	4,000	179,880
Professional, Scientific, and Technical Services — 0.13%
Cookpad, Inc.*	128,000	191,161

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Securities and Commodities Exchanges — 1.99%
CME Group, Inc.	4,180	$ 702,909
Miami International Holdings, Inc.*ag	268,000	2,109,160
NASDAQ, Inc.	2,100	128,835
		2,940,904
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 4.68%
Bakkt Holdings, Inc.*^	6,000	7,140
OTC Markets Group, Inc. — Class A	121,000	6,884,900
S&P Global, Inc.	113	37,848
		6,929,888
Spectator Sports — 1.07%
Liberty Media Corp.-Liberty Braves — Class A*	8,000	261,360
Liberty Media Corp.-Liberty Braves — Class C*	8,000	257,840
Liberty Media Corp.-Liberty Formula One — Class A*	19,800	1,057,914
		1,577,114
TOTAL COMMON STOCKS
(cost $39,286,753)		78,766,392

UNIT INVESTMENT TRUST — 12.00%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 12.00%
Grayscale Bitcoin Trust*[c]	2,142,099	17,758,001
TOTAL UNIT INVESTMENT TRUST
(cost $6,566,231)		17,758,001

WARRANTS — 0.06%	Shares
Securities and Commodities Exchanges — 0.06%
Miami International Holdings, Inc. Expiration: 04/08/2026,
Exercise Price: 7.50 USD *ag	40,819	83,679
TOTAL WARRANTS
(cost $–)		83,679
TOTAL INVESTMENTS — 65.26%
(cost $45,852,984)		$ 96,608,072

Percentages are stated as a percent of net assets.

^	— This security or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a market value of $918,110 at December 31, 2022. The total collateral for the loaned securities was cash in the amount of $970,875.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

* — Non-income producing security.
a — Value determined using significant unobservable inputs.
c — Significant Investment — Greater than 5% of net assets.
f — Level 2 Investment.
g — Illiquid.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

COMMON STOCKS — 44.04%	Shares	Value
Accommodation — 1.41%
Civeo Corp. — ADR*	12,900	$ 401,190
Aerospace and Defense — 0.11%
CACI International, Inc. — Class A*	100	30,059
Elbit Systems Ltd. — ADR	10	1,641
		31,700
Agricultural Operations — 0.05%
Wilmar International Ltd.	4,200	13,076
Data Processing, Hosting and Related Services — 0.01%
Rumble, Inc.*^	600	3,570
Diversified Real Estate Activities — 1.28%
PrairieSky Royalty Limited*	22,800	365,406
Funds, Trusts, and Other Financial Vehicles — 1.32%
Mesabi Trust^	20,900	376,618
Global Exchanges — 1.06%
ASX Ltd.	800	37,049
B3 SA — Brasil Bolsa Balcao	30,000	75,742
Deutsche Boerse AG	600	103,662
Euronext NV	1,120	82,916
Japan Exchange Group Inc. — ADR — ADR*^	400	2,868
		302,237
Industrial Machinery Manufacturing — 0.57%
TerraVest Industries, Inc.*	8,000	163,013
Live Sports (Spectator Sports) — 0.35%
Big League Advance, LLC*ag	1,818	99,990
Management of Companies and Enterprises — 2.38%
Associated Capital Group, Inc. — Class A	12,900	541,671
Carnival Corp. — ADR*	1,600	12,896
Galaxy Digital Holdings Ltd.*^	43,400	124,046
		678,613

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Mining (except Oil and Gas) — 2.30%
Altius Minerals Corp.*	200	$ 3,281
Franco-Nevada Corporation — ADR	200	27,296
NovaGold Resources, Inc. — ADR*	4,000	23,920
Sandstorm Gold Ltd. — ADR	108,800	572,288
Wheaton Precious Metals Corporation — ADR	700	27,356
		654,141
Oil and Gas Extraction — 27.37%
Permian Basin Royalty Trust^	41,600	1,048,320
Texas Pacific Land Corp. [c]	2,878	6,746,694
		7,795,014
Other Financial Investment Activities — 1.60%
Burford Capital Ltd. [f]	300	2,419
GAMCO Investors, Inc. — Class A	27,200	414,528
Morgan Group Holding Co.*[f]	53	106
Omni Bridgeway Ltd.*	15,000	36,970
		454,023
Other Investment Pools and Funds — 0.50%
Partners Value Investments LP*[a]g	2,193	105,277
Urbana Corporation*	11,200	35,238
Urbana Corporation — Class A*	600	1,719
		142,234
Other Pipeline Transportation — 0.02%
Rubis SCA	200	5,267
Other Telecommunications — 0.00%
Liberty Latin America Limited — Class A — ADR*	9	68
Liberty Latin America Limited — Class C — ADR*	22	167
		235
Personal and Laundry Services — 0.02%
IAC/InterActiveCorp*	100	4,440
Real Estate — 0.75%
DREAM Unlimited Corp.*[f]	1,000	18,781
Tejon Ranch Co.*	10,400	195,936
		214,717

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Securities and Commodities Exchanges — 0.30%
CME Group, Inc.	200	$ 33,632
IntercontinentalExchange Group, Inc.	500	51,295
		84,927
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.54%
Brookfield Asset Management Ltd. — ADR*	1,000	28,670
Brookfield Corp.	4,000	125,840
		154,510
Support Activities for Mining — 0.08%
Core Laboratories NV — ADR	200	4,054
Maverix Metals, Inc. — ADR	4,000	18,720
		22,774
Support Activities for Water Transportation — 2.00%
Braemar Shipping Services plc	2,200	7,846
Clarkson plc	11,100	434,118
Siem Industries, Inc. — ADR*ag	5,500	126,500
		568,464
Water Transportation — 0.02%
Royal Caribbean Cruises Ltd. — ADR*	100	4,943
TOTAL COMMON STOCKS
(cost $6,641,059)		12,541,102

PREFERRED STOCKS — 0.03%
Other Investment Pools and Funds — 0.03%
Partners Value Investments LP — Class A*[a]g	515	9,785
TOTAL PREFERRED STOCKS
(cost $9,785)		9,785

UNIT INVESTMENT TRUST — 4.47%
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	24	73
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 4.47%
Grayscale Bitcoin Trust*	153,520	1,272,681
TOTAL UNIT INVESTMENT TRUST
(cost $247,918)		1,272,754

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Principal
CONVERTIBLE BONDS — 0.00%	Amount	Value
Department Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019*[a]	41,080	$ –
TOTAL CONVERTIBLE BONDS
(cost $41,080)		–

WARRANTS — 0.06%	Shares
Other Investment Pools and Funds — 0.06%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*ag	3,493	15,995
TOTAL WARRANTS
(cost $19,638)		15,995
TOTAL INVESTMENTS — 48.60%
(cost $6,959,480)		$ 13,839,636

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a market value of $1,309,805– at December 31, 2022. The total collateral for the loaned securities was cash in the amount of $1,306,019.
a — Value determined using significant unobservable inputs.
c — Significant Investment - Greater than 5% of net assets.
e — Default or other conditions exist and the security is not presently accruing income.
f — Level 2 Investment.
g — Illiquid.
ADR — American Depository Receipt.
CAD — Canadian Dollars.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

COMMON STOCKS — 88.86%	Shares	Value
Accommodation — 0.87%
Civeo Corp. — ADR*	312,400	$ 9,715,640
Administrative and Support Services — 0.06%
Expedia Group, Inc.*	8,000	700,800
Aerospace and Defense — 1.24%
CACI International, Inc. — Class A*	46,150	13,872,228
Beverage and Tobacco Product Manufacturing — 0.03%
Crimson Wine Group Limited*	52,762	295,995
Broadcasting (except Internet) — 0.15%
Warner Bros. Discovery, Inc.*	178,800	1,695,024
Casinos & Gaming — 0.08%
Las Vegas Sands Corp.*	18,700	898,909
Data Processing, Hosting and Related Services — 0.00%
Rumble, Inc.*^	800	4,760
Diversified Real Estate Activities — 0.09%
PrairieSky Royalty Limited*	60,000	961,595
E-Commerce — 0.04%
eBay, Inc.	10,000	414,700
Food Services and Drinking Places — 0.85%
The Wendy’s Company	419,400	9,491,022
Funds, Trusts, and Other Financial Vehicles — 0.05%
Mesabi Trust^	28,500	513,570
Insurance Carriers and Related Activities — 0.01%
Markel Corporation*	100	131,749
Management of Companies and Enterprises — 2.15%
Associated Capital Group, Inc. — Class A	260,290	10,929,577
Bollore SE	8,300	46,378
Brookfield Business Partners LP	3,500	59,360
Carnival Corp. — ADR*	156,000	1,257,360
Galaxy Digital Holdings Ltd.*^	1,400	4,001
Icahn Enterprises LP	230,650	11,682,423
		23,979,099

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Mining (except Oil and Gas) — 2.30%
Franco-Nevada Corporation — ADR	170,550	$ 23,276,664
Sandstorm Gold Ltd. — ADR	90,000	473,400
Wheaton Precious Metals Corporation — ADR	48,200	1,883,656
		25,633,720
Oil and Gas Extraction — 68.56%
Texas Pacific Land Corp.[c]	325,800	763,750,134
Tourmaline Oil Corp.*[f]	6,400	322,931
		764,073,065
Other Financial Investment Activities — 0.37%
GAMCO Investors, Inc. — Class A	7,500	114,300
Morgan Group Holding Co.*[f]^	5,841	11,682
Onex Corp. — ADR	83,300	4,007,563
		4,133,545
Other Investment Pools and Funds — 0.01%
Partners Value Investments LP*ag	800	38,405
Urbana Corporation*	7,500	23,597
Urbana Corporation — Class A*	2,200	6,304
		68,306
Other Professional, Scientific, and Technical Services — 0.03%
GMO internet group, Inc.	18,000	338,220
Other Telecommunications — 1.88%
Liberty Broadband Corporation — Series A*	2,900	219,965
Liberty Broadband Corporation — Series C*	109,900	8,382,073
Liberty Media Corp.-Liberty SiriusXM — Class A*	135,100	5,310,781
Liberty Media Corp.-Liberty SiriusXM — Class C*	180,650	7,068,835
		20,981,654
Performing Arts, Spectator Sports, and Related Industries — 1.78%
Live Nation Entertainment, Inc.*	284,550	19,844,517
Real Estate — 2.98%
DREAM Unlimited Corp.*[f]	153,700	2,886,699
Equity Lifestyle Properties, Inc. — REIT	99,000	6,395,400
The Howard Hughes Corporation*	312,050	23,846,861
Tejon Ranch Co.*	1,600	30,144
		33,159,104

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Satellite Telecommunications — 0.15%
EchoStar Corporation — Class A*	97,600	$ 1,627,968
Securities and Commodities Exchanges — 0.86%
Cboe Global Markets, Inc.	63,200	7,929,704
CME Group, Inc.	9,600	1,614,336
IntercontinentalExchange Group, Inc.	500	51,295
		9,595,335
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 2.85%
Brookfield Asset Management Ltd. — ADR*^	205,187	5,882,711
Brookfield Corp.	820,750	25,820,795
S&P Global, Inc.	340	113,880
		31,817,386
Spectator Sports — 0.85%
Liberty Media Corp.-Liberty Formula One — Class A*	88,400	4,723,212
Liberty Media Corp.-Liberty Formula One — Class C*	79,400	4,746,532
		9,469,744
Support Activities for Mining — 0.00%
Core Laboratories NV — ADR	400	8,108
Support Activities for Water Transportation — 0.41%
Clarkson plc	101,500	3,969,637
Siem Industries, Inc. — ADR*ag	26,300	604,900
		4,574,537
Utilities — 0.17%
Brookfield Infrastructure Corporation — Class A — ADR	7,350	285,915
Brookfield Infrastructure Partners LP	51,750	1,603,732
		1,889,647
Water Transportation — 0.04%
Royal Caribbean Cruises Ltd. — ADR*	8,200	405,326
TOTAL COMMON STOCKS
(cost $179,795,738)		990,295,273

PREFERRED STOCKS — 0.00%
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP — Class A*ag	217	4,123
TOTAL PREFERRED STOCKS
(cost $1,764)		4,123

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

UNIT INVESTMENT TRUST — 1.45%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	12	$ 37
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 1.45%
Grayscale Bitcoin Trust*	1,946,400	16,135,656
TOTAL UNIT INVESTMENT TRUST
(cost $25,987,742)		16,135,693

WARRANTS — 0.00%
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*ag	800	3,663
TOTAL WARRANTS
(cost $2,367)		3,663
TOTAL INVESTMENTS — 90.31%
(cost $205,787,611)		$1,006,438,752

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a market value of $673,273 at December 31, 2022. The total collateral for the loaned securities was cash in the amount of $701,943.
a — Value determined using significant unobservable inputs.
c — Significant Investment - Greater than 5% of net assets.
f — Level 2 Investment.
g — Illiquid.
ADR — American Depository Receipt.
CAD — Canadian Dollars.
REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Medical Portfolio

Portfolio of Investments — December 31, 2022 — (Continued)

COMMON STOCKS — 96.74%	Shares	Value
Ambulatory Health Care Services — 0.21%
Viatris, Inc.	3,722	$ 41,426
Chemical Manufacturing — 10.43%
2seventy bio, Inc.*	1,000	9,370
Alnylam Pharmaceuticals, Inc.*	3,000	712,950
Bluebird Bio, Inc.*	3,000	20,760
Editas Medicine, Inc.*	8,000	70,960
Galectin Therapeutics, Inc.*	26,000	29,380
GSK Plc — ADR	11,738	412,473
Haleon Plc — ADR*	14,673	117,384
Intellia Therapeutics, Inc.*	10,000	348,900
Organon & Co.	8,400	234,612
Vanda Pharmaceuticals, Inc.*	7,000	51,730
		2,008,519
Food Manufacturing — 0.02%
Salarius Pharmaceuticals, Inc.*	2,400	3,672
Machinery Manufacturing — 1.31%
General Electric Company	3,000	251,370
Pharmaceutical and Medicine Manufacturing — 83.5%
AbbVie, Inc. [c]	10,000	1,616,100
Agenus, Inc.*	148	355
Alkermes plc — ADR*	22,000	574,860
AMGEN, Inc.[c]	4,000	1,050,560
AstraZeneca plc — ADR — ADR	13,000	881,400
Biogen, Inc.*[c]	3,750	1,038,450
Bristol-Myers Squibb Company [c]	23,500	1,690,825
Eli Lilly & Co. [c]	5,000	1,829,200
Gilead Sciences, Inc.	9,000	772,650
Immune Pharmaceuticals, Inc.*ag	1	0
Ionis Pharmaceuticals, Inc.*	8,000	302,160
Johnson & Johnson [c]	7,000	1,236,550
Merck & Co., Inc. [c]	14,000	1,553,300
Novartis AG — ADR — ADR [c]	14,000	1,270,080
Pacific Biosciences of California, Inc.*	12,000	98,160
Pfizer, Inc. [c]	30,000	1,537,200
Sanofi — ADR — ADR	13,000	629,590
		16,081,440

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Medical Portfolio

Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Professional, Scientific, and Technical Services — 1.27%
CRISPR Therapeutics AG — ADR*	6,000	$ 243,900
TOTAL COMMON STOCKS
(cost $9,250,767)		18,630,327

RIGHTS — 0.03%	Shares
Scientific Research and Development Services — 0.03%
Ligand Pharmaceuticals, Inc.*[f]	44,000	5,720
Ligand Pharmaceuticals, Inc.*[f]	44,000	220
Ligand Pharmaceuticals, Inc.*[f]	44,000	132
Ligand Pharmaceuticals, Inc.*#f	44,000	264
		6,336
TOTAL RIGHTS
(cost $0)		6,336
TOTAL INVESTMENTS — 96.77%
(cost $9,250,767)		$ 18,636,663

Percentages are stated as a percent of net assets.
* — Non-income producing security.
# — Contingent value right (contingent upon profitability of company).
a — Value determined using significant unobservable inputs.
c — Significant Investment - Greater than 5% of net assets.
f — Level 2 Investment.
g — Illiquid.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

COMMON STOCKS — 74.62%	Shares	Value
Accommodation — 4.39%
Civeo Corp. — ADR*	648,000	$ 20,152,800
Aerospace and Defense — 3.60%
CACI International, Inc. — Class A*	55,400	16,652,686
Beverage and Tobacco Product Manufacturing — 0.08%
Crimson Wine Group Limited*	67,700	379,797
Chemical Manufacturing — 1.17%
Inter Parfums, Inc.	55,700	5,376,164
Computer and Electronic Product Manufacturing — 0.02%
The LGL Group, Inc.*	10,600	42,930
M-tron Industries, Inc.*	5,300	46,375
		89,305
Data Processing, Hosting and Related Services — 0.00%
Rumble, Inc.*^	400	2,380
Diversified Real Estate Activities — 0.25%
PrairieSky Royalty Limited*	72,000	1,153,914
Fabricated Metal Product Manufacturing — 0.03%
Enovis Corporation*	2,700	144,504
Food Services and Drinking Places — 1.12%
The Wendy’s Company	226,800	5,132,484
Funds, Trusts, and Other Financial Vehicles — 0.04%
Mesabi Trust^	9,640	173,713
Insurance Carriers and Related Activities — 0.02%
White Mountains Insurance Group Ltd. — ADR	50	70,717
Machinery Manufacturing — 0.04%
ESAB Corporation	2,700	126,684
Oshkosh Corp.	400	35,276
		161,960
Management of Companies and Enterprises — 4.29%
Associated Capital Group, Inc. — Class A	190,500	7,999,095
Carnival Corp. — ADR*	328,000	2,643,680
Dundee Corporation — Class A*	1,173,800	1,220,752
Galaxy Digital Holdings Ltd.*^	376,000	1,074,683
Icahn Enterprises LP	132,100	6,690,865
RIT Capital Partners plc	3,700	95,054
		19,724,129
Mining (except Oil and Gas) — 0.97%
Altius Minerals Corp.*	10,000	164,032
Sandstorm Gold Ltd. — ADR	772,600	4,063,876
Wheaton Precious Metals Corporation — ADR	5,400	211,032
		4,438,940

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Motor Vehicle and Parts Dealers — 0.02%
AutoNation, Inc.*	500	$ 53,650
Penske Automotive Group, Inc.	500	57,465
		111,115
Oil and Gas Extraction — 51.36%
Permian Basin Royalty Trust	100,000	2,520,000
Texas Pacific Land Corp. [c]	99,590	233,461,866
		235,981,866
Other Financial Investment Activities — 0.24%
GAMCO Investors, Inc. — Class A	14,400	219,456
Onex Corporation [f]	18,600	896,894
		1,116,350
Other Investment Pools and Funds — 0.68%
Urbana Corporation*	20,200	63,554
Urbana Corporation — Class A*	1,071,271	3,069,816
		3,133,370
Other Pipeline Transportation — 0.21%
Rubis SCA	35,700	940,087
Performing Arts, Spectator Sports, and Related Industries — 0.99%
Live Nation Entertainment, Inc.*	64,300	4,484,282
Madison Square Garden Entertainment Corp.*	772	34,717
		4,518,999
Professional, Scientific, and Technical Services — 0.48%
Cookpad, Inc.*	16,000	23,895
Science Applications International Corp.	19,600	2,174,228
		2,198,123
Promoters of Performing Arts, Sports, and Similar Events — 0.01%
Madison Square Garden Sports Corp. — Class A	240	43,999
Real Estate — 4.27%
DREAM Unlimited Corp.*[f]	840,200	15,780,123
Equity Commonwealth REIT	400	9,988
The Howard Hughes Corporation*	46,300	3,538,246
Tejon Ranch Co.*	16,000	301,440
		19,629,797
Support Activities for Mining — 0.05%
Core Laboratories NV — ADR	8,000	162,160
Maverix Metals, Inc. — ADR	2,000	9,360
Pason Systems, Inc.*	4,000	47,090
		218,610

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Support Activities for Water Transportation — 0.22%
Braemar Shipping Services plc	243,600	$ 868,780
Clarkson plc	3,800	148,617
		1,017,397
Telecommunications — 0.07%
LICT Corporation*	16	320,000
Water Transportation — 0.00%
Royal Caribbean Cruises Ltd. — ADR*	200	9,886
TOTAL COMMON STOCKS
(cost $101,273,933)		342,893,092

UNIT INVESTMENT TRUST — 0.54%
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	60	183
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.54%
Grayscale Bitcoin Trust*	300,000	2,487,000
TOTAL UNIT INVESTMENT TRUST
(cost $3,168,942)		2,487,183

WARRANTS — 0.16%	Shares
Other Investment Pools and Funds — 0.16%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*ag	160,000	732,644
TOTAL WARRANTS
(cost $433,365)		732,644
TOTAL INVESTMENTS — 75.32%
(cost $104,876,240)		$346,112,919

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a market value of $1,155,163 at December 31, 2022. The total collateral for the loaned securities was cash in the amount of $1,229,392.
a — Value determined using significant unobservable inputs.
c — Significant Investment — Greater than 5% of net assets.
f — Level 2 Investment.
g — Illiquid.
ADR — American Depository Receipt.
CAD — Canadian Dollars.
REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

COMMON STOCKS — 76.47%	Shares	Value
Accommodation — 0.25%
Civeo Corp. — ADR*	11,466	$ 356,593
Aerospace and Defense — 0.06%
CACI International, Inc. — Class A*	300	90,177
Agricultural Operations — 0.00%
Wilmar International Ltd.	100	311
Asset Management — 0.10%
Sprott, Inc.*[f]	4,115	136,883
WisdomTree, Inc.	100	545
		137,428
Beverage and Tobacco Product Manufacturing — 0.01%
Crimson Wine Group Limited*	2,800	15,708
Data Processing, Hosting and Related Services — 0.00%
Rumble, Inc.*^	400	2,380
Data Processing, Hosting, and Related Services — 0.84%
MasterCard, Inc. — Class A	1,000	347,730
Visa, Inc. — Class A	4,000	831,040
		1,178,770
Diversified Real Estate Activities — 0.00%
PrairieSky Royalty Limited*	200	3,205
E-Commerce — 0.07%
eBay, Inc.	2,400	99,528
Funds, Trusts, and Other Financial Vehicles — 0.42%
Mesabi Trust^	32,392	583,703
Global Exchanges — 0.78%
ASX Ltd.	4,400	203,770
Deutsche Boerse AG	1,800	310,986
Euronext NV	2,520	186,561
Hellenic Exchanges — Athens Stock Exchange SA	800	2,655
Japan Exchange Group Inc. — ADR — ADR*^	7,200	51,624
London Stock Exchange Group Plc	600	51,762
NZX Limited	364,202	279,791
		1,087,149
Industrial Machinery Manufacturing — 0.01%
TerraVest Industries, Inc.*	332	6,765

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Insurance Carriers and Related Activities — 0.05%
Arthur J. Gallagher & Co.	400	$ 75,416
Live Sports (Spectator Sports) — 0.10%
Big League Advance, LLC*ag	2,455	135,025
Management of Companies and Enterprises — 2.51%
Associated Capital Group, Inc. — Class A	75,941	3,188,763
Dundee Corporation — Class A*	1,800	1,872
Galaxy Digital Holdings Ltd.*^	114,000	325,834
		3,516,469
Merchant Wholesalers, Durable Goods — 0.08%
A-Mark Precious Metals, Inc.	3,200	111,136
Mining (except Oil and Gas) — 1.22%
Franco-Nevada Corporation — ADR	9,444	1,288,917
Sandstorm Gold Ltd. — ADR	65,000	341,900
Wheaton Precious Metals Corporation — ADR	2,200	85,976
		1,716,793
Oil and Gas Extraction — 62.17%
Permian Basin Royalty Trust^	79,950	2,014,740
Texas Pacific Land Corp. [c]	36,328	85,161,188
		87,175,928
Other Financial Investment Activities — 0.67%
GAMCO Investors, Inc. — Class A	61,600	938,784
Morgan Group Holding Co.*[f]	872	1,744
		940,528
Other Investment Pools and Funds — 2.28%
Partners Value Investments LP*ag	43,516	2,089,025
Urbana Corporation*	17,600	55,374
Urbana Corporation — Class A*	365,542	1,047,491
		3,191,890
Professional, Scientific, and Technical Services — 0.02%
Science Applications International Corp.	200	22,186
Real Estate — 0.37%
DREAM Unlimited Corp.*[f]	8,595	161,426
The Howard Hughes Corporation*	2,200	168,124
Tejon Ranch Co.*	10,400	195,936
		525,486

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Securities and Commodities Exchanges — 3.44%
Cboe Global Markets, Inc.	7,806	$ 979,419
CME Group, Inc.	5,800	975,328
IntercontinentalExchange Group, Inc.	12,900	1,323,411
Miami International Holdings, Inc.*ag	95,000	747,650
NASDAQ, Inc.	7,200	441,720
TMX Group Ltd.*	3,600	360,319
		4,827,847
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.15%
Bakkt Holdings, Inc.*^	100	119
Brookfield Asset Management Ltd. — ADR*	906	25,975
Brookfield Corp.	3,600	113,256
Burford Capital Ltd. — ADR	100	815
MarketAxess Holdings, Inc.	48	13,387
OTC Markets Group Inc. — Class A	400	22,760
S&P Global, Inc.	113	37,848
		214,160
Support Activities for Water Transportation — 0.87%
Clarkson plc	31,100	1,216,313
TOTAL COMMON STOCKS
(cost $27,458,757)		107,230,894

PREFERRED STOCKS — 0.16%
Other Investment Pools and Funds — 0.16%
Partners Value Investments LP — Class A*ag	11,832	224,808
TOTAL PREFERRED STOCKS
(cost $219,010)		224,808

CONVERTIBLE PREFERRED STOCKS — 0.00%
Insurance Carriers and Related Activities — 0.00%
Brookfield Reinsurance Ltd.	24	751
TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $1,333)		751

UNIT INVESTMENT TRUST — 3.54%
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	12	37

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Consolidated Portfolio of Investments — December 31, 2022 — (Continued)

	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 3.54%
Grayscale Bitcoin Trust*	598,874	$ 4,964,666
TOTAL UNIT INVESTMENT TRUST
(cost $1,503,556)		4,964,703
	Principal
CONVERTIBLE BONDS — 0.00%	Amount	Value
Department Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019*[a]	5,720	0
TOTAL CONVERTIBLE BONDS
(cost $5,720)		0

EXCHANGE TRADED FUNDS — 0.01%	Shares
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.01%
ProShares Short VIX Short-Term Futures ETF*	200	11,736
TOTAL EXCHANGE TRADED FUNDS
(cost $6,796)		11,736

WARRANTS — 0.16%	Shares
Other Investment Pools and Funds — 0.14%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*ag	43,516	199,261
Securities and Commodities Exchanges — 0.02%
Miami International Holdings, Inc. Expiration: 04/08/2026,
Exercise Price: 7.50 USD *ag	14,469	29,661
TOTAL WARRANTS
(cost $130,104)		228,922
TOTAL INVESTMENTS — 80.34%
(cost $29,325,276)		$112,661,814

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a market value of $2,179,894 at December 31, 2022. The total collateral for the loaned securities was cash in the amount of $2,185,449.
a — Value determined using significant unobservable inputs.
c — Significant Investment - Greater than 5% of net assets.
e — Default or other conditions exist and the security is not presently accruing income.
f — Level 2 Investment.
g — Illiquid.
ADR — American Depository Receipt.
CAD — Canadian Dollars.
ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Alternative Income Portfolio

Portfolio of Investments — December 31, 2022 — (Continued)

EXCHANGE TRADED FUNDS — 74.56%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 74.56%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	54,000	$ 2,690,280
PIMCO Enhanced Short Maturity Active ETF	4,700	463,655
SPDR Barclays Short Term Corporate Bond ETF	24,000	705,120
Vanguard Short-Term Corporate Bond ETF	21,700	1,631,623
TOTAL EXCHANGE TRADED FUNDS
(cost $5,804,792)		5,490,678
TOTAL INVESTMENTS — 74.56%
(cost $5,804,792)		$ 5,490,678

Percentages are stated as a percent of net assets.

ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Income Portfolio

Portfolio of Investments — December 31, 2022 — (Continued)

COMMON STOCKS — 1.1%	Shares	Value
Merchant Wholesalers, Durable Goods — 1.1%
Valaris Ltd. — ADR*	2,682	$ 181,357
TOTAL COMMON STOCKS
(cost $567,646)		181,357
	Principal
CORPORATE BONDS — 1.34%	Amount	Value
Fabricated Metal Product Manufacturing — 1.34%
Ball Corporation, 5.250%, 07/01/2025 [f]	$224,000	221,395
TOTAL CORPORATE BONDS
(cost $229,436)		221,395

CLOSED-END FUNDS — 11.83%	Shares
Funds, Trusts, and Other Financial Vehicles — 11.78%
DoubleLine Opportunistic Credit Fund	50,900	755,865
PIMCO Dynamic Income Fund [c]	64,800	1,197,504
TOTAL CLOSED-END FUNDS
(cost $3,312,428)		1,953,369
TOTAL INVESTMENTS — 14.27%
(cost $4,109,500)		$ 2,356,121

Percentages are stated as a percent of net assets.
* — Non-income producing security.
c — Significant Investment - Greater than 5% of net assets.
f — Level 2 Investment.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities

December 31, 2022

		The Internet	The Global
		Portfolio	Portfolio
		(Consolidated)	(Consolidated)
ASSETS:
	Investments, at value(1)(2)	$ 96,608,072	$13,839,636
	Foreign currencies, at value (3)	—	138
	Cash	51,515,827	14,600,191
	Cash proceeds from securities lending	970,875	1,306,019
	Receivable for contributed capital	40,698	29,132
	Dividends and interest receivable	205,717	66,701
	Prepaid expenses and other assets	10,124	8,368
	Total Assets	149,351,313	29,850,185
LIABILITIES:
	Payable to Adviser	162,397	30,294
	Payable to Trustees	3,273	602
	Payable to Chief Compliance Officer	323	43
	Payable for securities purchased	3,658	3,094
	Payable for collateral received for securities loaned	970,875	1,306,019
	Payable for withdrawn capital	129,564	9,423
	Accrued expenses and other liabilities	37,207	22,812
	Total Liabilities	1,307,297	1,372,287
	Net Assets	$148,044,016	$28,477,898
(1)	Cost of investments	$ 45,852,984	$ 6,959,480
(2)	Includes loaned securities with a market value of	$ 918,110	$ 1,309,805
(3)	Cost of foreign currencies	$ —	$ 138

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities — (Continued)

December 31, 2022

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
ASSETS:
Investments, at value(1)(2)	$ 1,006,438,752	$18,636,663
Cash	108,180,849	575,266
Cash proceeds from securities lending	701,943	—
Receivable for contributed capital	1,416,595	67,498
Receivable for investments sold	169,295	—
Dividends and interest receivable	473,350	54,700
Prepaid expenses and other assets	10,869	6,898
Total Assets	1,117,391,653	19,341,025
LIABILITIES:
Payable to Adviser	1,240,670	20,538
Payable to Trustees	23,068	389
Payable to Chief Compliance Officer	1,189	31
Payable for securities purchased	189,592	—
Payable for collateral received for securities loaned	701,943	—
Payable for withdrawn capital	644,637	48,434
Accrued expenses and other liabilities	136,871	12,601
Total Liabilities	2,937,970	81,993
Net Assets	$ 1,114,453,683	$19,259,032
(1) Cost of investments	$ 205,787,611	$ 9,250,767
(2) Includes loaned securities with a market value of	$ 673,273	$ —

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities — (Continued)

December 31, 2022

		The Small Cap	The Market
		Opportunities	Opportunities
		Portfolio	Portfolio
		(Consolidated)	(Consolidated)
ASSETS:
	Investments, at value(1)(2)	$346,112,919	$112,661,814
	Cash	112,300,448	27,397,919
	Cash proceeds from securities lending	1,229,392	2,185,449
	Receivable for contributed capital	1,718,777	361,938
	Dividends and interest receivable	436,957	133,206
	Prepaid expenses and other assets	10,115	12,591
	Total Assets	461,808,608	142,752,917
LIABILITIES:
	Payable to Adviser	491,604	156,142
	Payable to Trustees	8,487	3,002
	Payable to Chief Compliance Officer	318	201
	Payable for securities purchased	317,116	33,813
	Payable for collateral received for securities loaned	1,229,392	2,185,449
	Payable for withdrawn capital	219,572	110,996
	Accrued expenses and other liabilities	58,100	31,096
	Total Liabilities	2,324,589	2,520,699
	Net Assets	$459,484,019	$140,232,218
(1)	Cost of investments	$104,876,240	$ 29,325,276
(2)	Includes loaned securities with a market value of	$ 1,155,163 $	2,179,894

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities — (Continued)

December 31, 2022

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$ 5,490,678	$ 2,356,121
Cash	1,877,274	14,176,107
Receivable for contributed capital	1	1,000
Dividends and interest receivable	10,147	70,068
Prepaid expenses and other assets	2,942	6,865
Total Assets	7,381,042	16,610,161
LIABILITIES:
Payable to Adviser	6,139	17,902
Payable to Trustees	165	402
Payable to Chief Compliance Officer	9	32
Payable for withdrawn capital	—	71,532
Accrued expenses and other liabilities	10,946	13,016
Total Liabilities	17,259	102,884
Net Assets	$ 7,363,783	$16,507,277
(1) Cost of investments	$ 5,804,792	$ 4,109,500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations

For the Year Ended December 31, 2022

	The Internet	The Global
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$ 1,143,083	$ 217,415
Interest	776,250	217,850
Income from securities lending	71,429	17,942
Total investment income	1,990,762	453,207
EXPENSES:
Investment advisory fees	2,118,754	345,839
Administration fees	74,058	23,627
Professional fees	28,558	11,104
Fund accounting fees	27,385	4,603
Trustees’ fees	16,536	2,638
Chief Compliance Officer fees	3,117	468
Custodian fees and expenses	17,897	12,860
Registration fees	888	948
Other expenses	7,996	1,086
Total expenses	2,295,189	403,173
Net investment income (loss)	(304,427)	50,034
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	299,355	689,917
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(51,332,003)	(2,711,885)
Net realized and unrealized loss on investments	(51,032,648)	(2,021,968)
Net decrease in net assets resulting from operations	$(51,337,075)	$(1,971,934)
† Net of foreign taxes withheld of:	$ 14,291	$ 29,736

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations — (Continued)

For the Year Ended December 31, 2022

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
INVESTMENT INCOME:
Dividends†	$ 12,136,400	$ 407,554
Interest	1,394,378	3,143
Income from securities lending	25,473	475
Total investment income	13,556,251	411,172
EXPENSES:
Investment advisory fees	11,462,128	225,262
Administration fees	306,052	19,693
Professional fees	105,119	10,525
Fund accounting fees	129,655	3,535
Trustees’ fees	84,882	1,710
Chief Compliance Officer fees	14,650	309
Custodian fees and expenses	58,824	1,112
Registration fees	1,436	217
Other expenses	33,161	717
Total expenses	12,195,907	263,080
Net investment income	1,360,344	148,092
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	23,371,121	286,410
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	221,993,198	295,301
Net realized and unrealized gain on investments	245,364,319	581,711
Net increase in net assets resulting from operations	$246,724,663	$ 729,803
† Net of foreign taxes withheld of:	$ 168,535	$ 16,848

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations — (Continued)

For the Year Ended December 31, 2022

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$ 4,248,820	$ 1,543,615
Interest	1,056,111	497,231
Income from securities lending	20,152	26,163
Total investment income	5,325,083	2,067,009
EXPENSES:
Investment advisory fees	3,895,500	1,639,501
Administration fees	111,398	57,193
Professional fees	39,657	22,317
Fund accounting fees	43,845	20,601
Trustees’ fees	28,235	12,363
Chief Compliance Officer fees	4,803	2,195
Custodian fees and expenses	32,215	17,391
Registration fees	292	860
Other expenses	9,946	5,127
Total expenses	4,165,891	1,777,548
Net investment income	1,159,192	289,461
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	7,063,295	1,939,429
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	78,268,899	16,213,129
Net realized and unrealized gain on investments	85,332,194	18,152,558
Net increase in net assets resulting from operations	$ 86,491,386	$18,442,019
† Net of foreign taxes withheld of:	$ 153,164	$ 49,438

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations — (Continued)

For the Year Ended December 31, 2022

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$ 110,511	$ 268,486
Interest	37,562	398,557
Total investment income	148,073	667,043
EXPENSES:
Investment advisory fees	70,930	234,606
Administration fees	15,595	19,680
Professional fees	9,402	10,672
Fund accounting fees	1,217	3,546
Trustees’ fees	744	1,806
Chief Compliance Officer fees	121	318
Custodian fees and expenses	1,022	6,773
Registration fees	46	36
Other expenses	374	883
Total expenses	99,451	278,320
Net investment income	48,622	388,723
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	7	(2,257,433)
Long term realized gain distributions received from other
investment companies	410	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(402,796)	1,403,021
Net realized and unrealized loss on investments	(402,379)	(854,412)
Net decrease in net assets resulting from operations	$(353,757)	$ (465,689)

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ (304,427)	$ (2,195,554)	$ 50,034	$ (271,793)
Net realized gain on sale of
investments and foreign currency	299,355	1,373,651	689,917	436,399
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(51,332,003)	17,505,437	(2,711,885)	2,330,030
Net increase (decrease) in net assets
resulting from operations	(51,337,075)	16,683,534	(1,971,934)	2,494,636
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	789,649	101,179,878	5,796,145	12,260,221
Withdrawals	(35,279,900)	(57,882,549)	(2,526,422)	(8,038,442)
Net increase (decrease) in net assets
resulting from capital
share transactions	(34,490,251)	43,297,329	3,269,723	4,221,779
Total increase (decrease) in
net assets	(85,827,326)	59,980,863	1,297,789	6,716,415
NET ASSETS:
Beginning of year	233,871,342	173,890,479	27,180,109	20,463,694
End of year	$148,044,016	$233,871,342	$28,477,898	$ 27,180,109

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio
	(Consolidated)		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ 1,360,344	$ (5,253,335)	$ 148,092	$ 144,394
Net realized gain on sale of
investments and foreign currency	23,371,121	21,684,321	286,410	251,613
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	221,993,198	232,627,876	295,301	1,400,543
Net increase in net assets resulting
from operations	246,724,663	249,058,862	729,803	1,796,550
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	71,541,406	59,510,967	1,190,050	491,764
Withdrawals	(58,229,696)	(112,877,140)	(1,106,021)	(1,484,927)
Net increase (decrease) in net assets
resulting from capital
share transactions	13,311,710	(53,366,173)	84,029	(993,163)
Total increase in net assets	260,036,373	195,692,689	813,832	803,387
NET ASSETS:
Beginning of year	854,417,310	658,724,621	18,445,200	17,641,813
End of year	$1,114,453,683	$ 854,417,310	$19,259,032	$18,445,200

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ 1,159,192	$ (1,712,063)	$ 289,461	$ (980,194)
Net realized gain on sale of
investments and foreign currency	7,063,295	1,647,914	1,939,429	410,680
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	78,268,899	85,881,530	16,213,129	26,149,090
Net increase in net assets resulting
from operations	86,491,386	85,817,381	18,442,019	25,579,576
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	133,822,724	58,012,973	18,641,291	20,290,895
Withdrawals	(30,111,721)	(53,010,578)	(26,367,384)	(13,054,775)
Net increase (decrease) in net assets
resulting from capital
share transactions	103,711,003	5,002,395	(7,726,093)	7,236,120
Total increase in net assets	190,202,389	90,819,776	10,715,926	32,815,696
NET ASSETS:
Beginning of year	269,281,630	178,461,854	129,516,292	96,700,596
End of year	$459,484,019	$ 269,281,630	$140,232,218	$129,516,292

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-Disciplinary
	Income Portfolio		Income Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$ 48,622	$ (42,643)	$ 388,723	$ 466,473
Net realized gain (loss) on sale of
investments and foreign currency	417	8,835	(2,257,433)	355,888
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(402,796)	(125,419)	1,403,021	(510,846)
Net increase (decrease) in net assets
resulting from operations	(353,757)	(159,227)	(465,689)	311,515
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	3,269,388	1,105,136	237,477	5,154,131
Withdrawals	(3,951,441)	(5,254,443)	(8,006,166)	(7,116,201)
Net decrease in net assets
resulting from capital
share transactions	(682,053)	(4,149,307)	(7,768,689)	(1,962,070)
Total decrease in net assets	(1,035,810)	(4,308,534)	(8,234,378)	(1,650,555)
NET ASSETS:
Beginning of year	8,399,593	12,708,127	24,741,655	26,392,210
End of year	$ 7,363,783	$ 8,399,593	$16,507,277	$ 24,741,655

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements

December 31, 2022

1. Organization

The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non- diversified” series of the Trust, except The Global Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio may have multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilize a two-part investment strategy, which includes fixed income and derivatives components. The Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio utilize wholly-owned subsidiaries to achieve their investment objectives. Please see Note 2 for further details.

2. Significant Accounting Policies

Security Valuation

Master Portfolios equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value by the Adviser, as the Portfolios’ Valuation Designee. In determining the fair value of a security, the Adviser, as Valuation Designee, shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

December 31, 2022, 1.48%, 1.26%, 0.06%, 0.16%, and 2.44% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2022.

Bitcoin

The Master Portfolios may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Bitcoin Trust’s bitcoin investments. At December 31, 2022, 12.00%, 4.47%, 1.45%, 0.54%, and 3.54% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and its Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

Consolidation of Subsidiaries

The consolidated financial statements include the accounts of Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (the “Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. Each Master Portfolio can invest up to 25% of its total assets in the Subsidiaries. The Subsidiaries act as an investment vehicle in order to invest in commodity-linked and bitcoin-linked instruments consistent with the Portfolio’s investment objectives and policies. By investing in its Subsidiaries, a Master Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Master Portfolio and are subject to the same risks that apply to similar investments if held directly by the Master Portfolio. Each Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, each Master Portfolio wholly-owns and controls its Subsidiaries, making it unlikely that the Subsidiaries will take action contrary to the interests of the Master Portfolio. Each Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as its Master Portfolio.

The Cayman Subsidiary is an exempted Cayman investment company and is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, each Cayman Subsidiary is a CFC not subject to U.S. income taxes. As a wholly-owned CFC, however, each Cayman Subsidiary’s net income and capital gain will be included each year in the respective Portfolio’s investment company taxable income.

As of December 31, 2022, the respective Cayman Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:

Internet Portfolio	$9,242,755	6.24%
Global Portfolio	1,476,414	5.18%
Paradigm Portfolio	18,007,064	1.62%
Small Cap Opportunities Portfolio	2,770,266	0.60%
Market Opportunities Portfolio	3,877,874	2.77%

The Delaware Subsidiary is organized under Delaware law. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to its respective Master Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

As of December 31, 2022, the respective Delaware Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:

Internet Portfolio	$2,490	0.00%
Global Portfolio	2,478	0.01%
Market Opportunities Portfolio	2,529	0.00%

Repurchase Agreements

Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Foreign Currency Translations

The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Restricted and Illiquid Securities

The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolios’ Adviser under the supervision of the Board of Trustees. At December 31, 2022, none of the Master Portfolios held securities restricted to institutional investors (144A Securities):

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. At December 31, 2022, the following Master Portfolios held illiquid securities:

		Percentage of
	Market Value	Net Assets
The Internet Portfolio	$2,192,839	1.48%
The Global Portfolio	357,547	1.26%
The Paradigm Portfolio	651,091	0.06%
The Medical Portfolio	—	0.00%
The Small Cap Opportunities Portfolio	732,644	0.16%
The Market Opportunities Portfolio	3,425,430	2.44%
The Alternative Income Portfolio	—	0.00%
The Multi-Disciplinary Income Portfolio	—	0.00%

When-Issued Securities

The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Securities Lending

Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1 / 3 % of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Significant Investments

The Portfolios may invest a greater percentage of their assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) expose the portfolios to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2022, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio and The Multi-Disciplinary Income Portfolio invested approximately 53%, 24%, 69%, 67%, 51%, 61% and 7% of their respective net assets in individual securities greater than 5% of net assets. See the respective Schedule of Investments for further details.

Holding a large concentration in a single security or issuer may expose the portfolios to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the portfolios’ performance. At December 31, 2022, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio held 33%, 24%, 69%, 51% and 61% of their respective net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the portfolios could be adversely affected if the underlying markets for oil and gas were to decline, thereby having a more significant impact on the portfolios given the concentration in this holding.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Short-Term Investments

The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

Expense Allocation

Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the Feeder Funds daily based on their proportionate interests in the respective Master Portfolios.

Federal Income Taxes

Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2022, open tax years include the tax years ended December 31, 2019 through December 31, 2022. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Other

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets.

For the year ended December 31, 2022, Master Portfolios incurred the following expenses pursuant to the Agreements:

Investment Advisory Fees
The Internet Portfolio	$2,118,754
The Global Portfolio	345,839
The Paradigm Portfolio	11,462,128
The Medical Portfolio	225,262
The Small Cap Opportunities Portfolio	3,895,500
The Market Opportunities Portfolio	1,639,501
The Alternative Income Portfolio	70,930
The Multi-Disciplinary Income Portfolio	234,606

For the year ended December 31, 2022, the Trust was allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

4. Securities Transactions

Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2022, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$ —	$ 23,429,601	$ —	$ 52,573,666
The Global Portfolio	—	8,262,990	—	8,916,806
The Paradigm Portfolio	—	3,244,269	—	30,454,658
The Medical Portfolio	—	507,570	—	841,808
The Small Cap Opportunities Portfolio	—	21,831,295	—	17,196,126
The Market Opportunities Portfolio	—	12,984,388	—	14,056,259
The Alternative Income Portfolio	—	—	—	—
The Multi-Disciplinary Income Portfolio	—	14,233	—	5,365,603

As of December 31, 2022, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Internet	Global	Paradigm	Medical
Tax Cost of Investments	$ 45,816,027	$ 6,989,472	$ 204,444,794	$ 9,340,181
Unrealized Appreciation	53,956,677	7,960,569	815,851,780	10,189,548
Unrealized Depreciation	(3,164,632)	(1,110,405)	(13,857,822)	(893,066)
Net Unrealized Appreciation	$ 50,792,045	$ 6,850,164	$ 801,993,958	$ 9,296,482

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Tax Cost of Investments	$ 103,763,182	$ 29,685,086	$ 5,804,792	$ 4,109,500
Unrealized Appreciation	255,821,805	85,802,438	—	47,322
Unrealized Depreciation	(13,472,068)	(2,825,710)	(314,114)	(1,800,701)
Net Unrealized
Appreciation (Depreciation)	$ 242,349,737	$ 82,976,728	$ (314,114)	$ (1,753,379)

5. Portfolio Securities Loaned

As of December 31, 2022, the Master Portfolios had loaned securities that were collateralized by cash. The majority of the cash collateral is invested by the custodian in a money market pooled account approved by the Adviser.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining maturities of the outstanding securities lending transactions are considered to be overnight and continuous. The value of the securities on loan and the value of the related collateral at December 31, 2022, were as follows:

	Securities	Collateral
The Internet Portfolio	$918,110	$970,875
The Global Portfolio	1,309,805	1,306,019
The Paradigm Portfolio	673,273	701,943
The Medical Portfolio	—	—
The Small Cap Opportunities Portfolio	1,155,163	1,229,392
The Market Opportunities Portfolio	2,179,894	2,185,449
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	—	—

6. Selected Financial Highlights

Financial highlights for the Master Portfolios were as follows:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

		The Internet Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	(23.86)%	15.72%	56.87%	26.92%	(26.86)%
Ratio of expenses to
average net assets:	1.35%	1.34%	1.37%	1.37%	1.38%
Ratio of net investment
income (loss) to
average net assets:	(0.18)%	(0.92)%	(0.36)%	(0.29)%	(0.60)%
Portfolio turnover rate	19%	4%	1%	1%	15%

		The Global Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	(6.53)%	16.23%	24.80%	21.41%	(23.85)%
Ratio of expenses to
average net assets:	1.46%	1.48%	1.59%	1.59%	1.66%
Ratio of net investment
income (loss) to
average net assets:	0.18%	(1.00)%	(0.66)%	(0.18)%	(0.57)%
Portfolio turnover rate	57%	7%	8%	5%	28%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

		The Paradigm Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	29.48%	38.46%	3.61%	30.77%	(5.27)%
Ratio of expenses to
average net assets:	1.33%	1.33%	1.35%	1.35%	1.36%
Ratio of net investment
income (loss) to
average net assets:	0.15%	(0.58)%	0.70%	(0.43)%	(0.65)%
Portfolio turnover rate	0%	1%	1%	1%	3%

		The Medical Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	4.14%	10.53%	8.95%	15.92%	1.59%
Ratio of expenses to
average net assets:	1.46%	1.45%	1.48%	1.51%	1.47%
Ratio of net investment
income to
average net assets:	0.82%	0.78%	1.03%	1.22%	0.96%
Portfolio turnover rate	3%	1%	7%	6%	0%

		The Small Cap Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	32.26%	50.63%	2.57%	27.34%	0.56%
Ratio of expenses to
average net assets:	1.34%	1.34%	1.37%	1.36%	1.37%
Ratio of net investment
income (loss) to
average net assets:	0.37%	(0.62)%	1.05%	(0.20)%	(0.33)%
Portfolio turnover rate	6%	3%	0%	4%	3%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

		The Market Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	15.02%	28.08%	19.57%	22.77%	(10.62)%
Ratio of expenses to
average net assets:	1.36%	1.36%	1.38%	1.39%	1.40%
Ratio of net investment
income (loss) to
average net assets:	0.22%	(0.74)%	0.42%	(0.00)%	(0.30)%
Portfolio turnover rate	13%	2%	2%	4%	8%

		The Alternative Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	(4.38)%	(1.56)%	2.03%	2.28%	0.77%
Ratio of expenses to
average net assets:	1.26%	1.19%	1.15%	1.14%	1.10%
Ratio of net investment
income (loss) to
average net assets:	0.62%	(0.39)%	0.06%	1.22%	0.79%
Portfolio turnover rate	0%	0%	0%	0%	0%

		The Multi-Disciplinary Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Total Return	(2.29)%	1.23%	(1.35)%	9.13%	(0.93)%
Ratio of expenses to
average net assets:	1.48%	1.44%	1.46%	1.44%	1.42%
Ratio of net investment
income (loss) to
average net assets:	2.07%	1.74%	3.17%	4.15%	4.13%
Portfolio turnover rate	0%	0%	0%	0%	2%

7. Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spinoff Fund’s investments. These inputs are summarized in the three broad levels listed below:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Spin-off Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio

The following is a summary of the inputs used to value The Internet Portfolio’s net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 76,657,232	$ —	$2,109,160	$ 78,766,392
Unit Investment Trust	17,758,001	—	—	17,758,001
Warrants	—	—	83,679	83,679
Total Investments in Securities	$ 94,415,233	$ —	$2,192,839	$ 96,608,072

During the year ended December 31, 2022, there were no transfers into or out of Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description			Investments in Securities
Balance as of December 31, 2022				$2,005,453
Accrued discounts/premiums				—
Realized gain (loss)				—
Change in unrealized appreciation (depreciation)				187,386
Net purchases and/or acquisitions				—
Net sales and/or write-offs				—
Transfer in and/or out of Level 3				—
Balance as of December 31, 2022				$2,192,839
	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Common Stocks	$2,109,160	Followed valuation	Precedent	$6.87 - $8.60
		procedures and used the	Transaction
		last traded price- fair valuation
		is reviewed by the board
		using market comparables
Warrants	$ 83,679	Black Scholes	Volatility	25%
				Method

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Global Portfolio

The following is a summary of the inputs used to value the The Global Portfolio's net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 12,188,029	$ 21,306	$331,767	$ 12,541,102
Unit Investment Trust	1,272,754	—	—	1,272,754
Preferred Stocks	—	—	9,785	9,785
Convertible Bonds	—	—	—*	—
Warrants	—	—	15,995	15,995
Total Investments in Securities	$ 13,460,783	$ 21,306	$357,547	$ 13,839,636

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2021	$ 265,697
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(8,150)
Net purchases and/or acquisitions	100,000
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—*
Balance as of December 31, 2022	$ 357,547

	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Common Stocks	$105,277	Followed valuation	Intermittent	$45.00 - $80.00
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Common Stocks	$ 99,990	Followed valuation	Intermittent	$55.00 - $55.00
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Common Stocks	$126,500	Followed valuation	Intermittent	$10.20 - $23.10
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Convertible Bonds	$ —*	Followed valuation	Intermittent	$0.00 - $6.15
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparable
Preferred Stocks	$ 9,785	Followed valuation	Intermittent	$18.00 - $23.00
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Warrants	$ 15,995	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

* Amount is less than $0.50.

** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

The Paradigm Portfolio

The following is a summary of the inputs used to value The Paradigm Portfolio's net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 986,430,656	$ 3,221,312	$643,305	$ 990,295,273
Unit Investment Trust	16,135,693	—	—	16,135,693
Preferred Stocks	—	—	4,123	4,123
Warrants	—	—	3,663	3,663
Total Investments in Securities	$1,002,566,349	$ 3,221,312	$651,091	$1,006,438,752

During the year ended December 31, 2022, there were no transfers into or out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2021	$ 578,173
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	72,918
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2022	$ 651,091

	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Common Stocks	$ 38,405	Followed valuation	Intermittent	$45.00 - $80.00
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Common Stocks	$604,900	Followed valuation	Intermittent	$10.20 - $23.10
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Preferred Stocks	$ 4,123	Followed valuation	Intermittent	$18.00 - $23.00
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Warrants	$ 3,663	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Medical Portfolio

The following is a summary of the inputs used to value The Medical Portfolio's net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 18,630,327	$ —	$ —*	$ 18,630,327
Rights	—	6,336	—	6,336
Total Investments in Securities	$ 18,630,327	$ 6,336	$ —*	$ 18,636,663

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2021	$ —
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—*
Balance as of December 31, 2022	$ —*

	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Common Stocks	$ —	Followed valuation	Intermittent	$0.0000 - $0.0040
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

The Small Cap Opportunities Portfolio

The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio's net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$326,216,075	$ 16,677,017	$ —	$342,893,092
Unit Investment Trust	2,487,183	—	—	2,487,183
Warrants	—	—	732,644	732,644
Total Investments in Securities	$328,703,258	$ 16,677,017	$ 732,644	$346,112,919

During the year ended December 31, 2022, there were no transfers into or out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2021	$1,150,480
Accrued discounts/premiums	—
Realized gain (loss)	6,234
Change in unrealized appreciation (depreciation)	(410,815)
Net purchases and/or acquisitions	—
Net sales and/or write-offs	(13,255)
Transfer in and/or out of Level 3	—
Balance as of December 31, 2022	$ 732,644

	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Warrants	$732,644	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio's net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$103,959,141	$ 300,053	$2,971,700	$107,230,894
Unit Investment Trust	4,964,703	—	—	4,964,703
Convertible Preferred Stocks	751	—	—	751
Preferred Stocks	—	—	224,808	224,808
Convertible Bonds	—	—	—*	—
Exchange Traded Funds	11,736	—	—	11,736
Warrants	—	—	228,922	228,922
Total Investments in Securities	$108,936,331	$ 300,053	$3,425,430	$112,661,814

During the year ended December 31, 2022, there were no transfers into or out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2021	$3,907,139
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(616,709)
Net purchases and/or acquisitions	135,000
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—*
Balance as of September 30, 2022	$3,425,430

	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Common Stocks	$2,089,025	Followed valuation	Intermittent	$45.00 - $80.00
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Common Stocks	$ 747,650	Followed valuation	Precedent	$6.87 - $8.60
		procedures and used the last	Transaction
traded price-fair valuation is
reviewed by the board using
market comparables
Common Stocks	$ 135,025	Followed valuation	Precedent	$55.00 - $55.00
		procedures and used the last	Transaction
traded price-fair valuation is
reviewed by the board using
market comparables

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

	Fair Value at	Valuation	Unobservable
Description	12/31/2022	Techniques	Input	Range**
Convertible Bonds	$ —*	Followed valuation	Intermittent	$0.00 - $6.15
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparable
Preferred Stocks	$ 224,808	Followed valuation	Intermittent	$18.00 - $23.00
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Warrants	$ 199,261	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used the last	market
		traded price-fair valuation is	activity
reviewed by the board using
market comparables
Warrants	$ 29,661	Black Scholes Method	Volatility	25%

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Alternative Income Portfolio

The following is a summary of the inputs used to value The Alternative Income Portfolio's net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 5,490,678	$ —	$ —	$ 5,490,678
Total Investments in Securities	$ 5,490,678	$ —	$ —	$ 5,490,678

As of December 31, 2022, there were no investments in Level 3 securities.

During the year ended December 31, 2022, there were no transfers into or out of Level 3.

^ See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

The Multi-Disciplinary Income Portfolio

The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio's net assets as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 181,357	$ —	$ —	$ 181,357
Corporate Bonds	—	221,395	—	221,395
Closed-End Funds	1,953,369	—	—	1,953,369
Total Investments in Securities	$ 2,134,726	$ 221,395	$ —	$ 2,356,121

As of December 31, 2022, there were no investments in Level 3 securities.

During the year ended December 31, 2022, there were no transfers into or out of Level 3.

^ See Portfolio of Investments for breakout of investments by industry classification.

8. Disclosures about Derivative Instruments and Hedging Activities

The Master Portfolios have adopted authoritative standards regarding disclosure of derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. At December 31, 2022, none of the Portfolios held any derivative instruments and there were no transactions during the period ended December 31, 2022.

9. Offsetting Assets and Liabilities

The Master Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre- arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

counterparty in a given account exceeds a specific threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Master Portfolios as of December 31, 2022:

Net
		Gross	Amounts	Gross Amounts not Offset
		Amounts	Presented	in the Statement of
	Gross	Offset in the	in the	Assets & Liabilities
	Amounts of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
The Internet Portfolio
Securities Lending	$ 970,875	$ —	$ 970,875	$ 970,875	$ —	$ —
	$ 970,875	$ —	$ 970,875	$ 970,875	$ —	$ —

The Global Portfolio
Securities Lending	$ 1,306,019	$ —	$ 1,306,019	$ 1,306,019	$ —	$ —
	$ 1,306,019	$ —	$ 1,306,019	$ 1,306,019	$ —	$ —
The Paradigm Portfolio
Securities Lending	$ 701,943	$ —	$ 701,943	$ 701,943	$ —	$ —
	$ 701,943	$ —	$ 701,943	$ 701,943	$ —	$ —

The Small Cap
Opportunities Portfolio
Securities Lending	$ 1,229,392	$ —	$ 1,229,392	$ 1,229,392	$ —	$ —
	$ 1,229,392	$ —	$ 1,229,392	$ 1,229,392	$ —	$ —

The Market
Opportunities Portfolio
Securities Lending	$ 2,185,449	$ —	$ 2,185,449	$ 2,185,449	$ —	$ —
	$ 2,185,449	$ —	$ 2,185,449	$ 2,185,449	$ —	$ —

10. Subsequent Events

The Medical Portfolio and Alternative Income Portfolio were liquidated after close of business on January 27, 2023. Each Portfolio distributed all of its assets to its shareholders, including its corresponding feeder fund after the close of business on January 27, 2023.

In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no other events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios’ financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

11. Recent Accounting Pronouncements

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Investment Company Derivatives Risk Management Program (Rule 18f-4)

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Portfolio can enter into, eliminate the asset segregation framework previously used by Portfolios to comply with Section 18 of the 1940 Act, and require Portfolios whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Portfolios were required to comply with Rule 18f-4 by August 19, 2022. As limited derivatives users under Rule 18f-4, the Portfolios are not required to appoint a derivatives risk manager, but have adopted a limited derivatives user policy.

SEC Modernizes Framework for Fund Valuation Practices (Rule 2a-5)

In December 2020, the SEC adopted a new rule providing a framework for portfolio valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits portfolio boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2022

Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a portfolio must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and has rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of portfolio investments. The Portfolios have adopted procedures in accordance with Rule 2a-5, and the Board of Trustees has appointed the Adviser as Valuation Designee pursuant to the Rule.

12. Information about Proxy Voting (Unaudited)

Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

13. Information about the Portfolio Holdings (Unaudited)

The Master Portfolios file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Master Portfolios’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS PORTFOLIOS TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Kinetics Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statements [consolidated where noted as such] of assets and liabilities of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Income Portfolio (the “Funds”), each a series of Kinetics Portfolios Trust (the “Trust”), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the [consolidated where noted as such] financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

KINETICS PORTFOLIOS TRUST

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
March 1, 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios

(Unaudited)

Management of the Funds and the Portfolios

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees Independent Directors/Trustees

# of Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex(1)
	Held with	Length of		Overseen by
Name, Address and	Company/	Time	Principal Occupation(s)	Director/	Other Directorships
Year of Birth	Trust	Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven T. Russell	Independent	Indefinite/	Professor of Business Law,	17	N/A
Year Born: 1963	Director/	22 years	Suffolk County Community
c/o Horizon Kinetics Asset	Independent		College (1997 to Present);
Management LLC	Trustee		Lawyer, Private Practice
470 Park Avenue South			(2010 to present).
New York, New York 10016
Douglas Cohen, CPA	Independent	Indefinite/	Chief Financial Officer, Sunrise	17	N/A
Year Born: 1961	Director/	22 years	Credit Services, Inc. (2005
c/o Horizon Kinetics Asset	Independent		to present).
Management LLC	Trustee
470 Park Avenue South
New York, New York 10016
William J. Graham	Independent	Indefinite/	Attorney, William J. Graham, PC	17	N/A
Year Born: 1961	Director/	22 years	(2001 to present); Assistant Town
c/o Horizon Kinetics	Independent		Attorney, Town of Islip, NY
Asset Management LLC	Trustee		(2016 to 2021).
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued) Independent Directors/Trustees (Continued)

# of Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex(1)
	Held with	Length of		Overseen by
Name, Address and	Company/	Time	Principal Occupation(s)	Director/	Other Directorships
Year of Birth	Trust	Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Joseph E. Breslin	Independent	Indefinite/	Counsel, White Oak Global	17	Security Consultant and Licensed Florida Private
Year Born: 1953	Director/	22 years	Advisors, LLC (2016 to present);		Investigator (2019 to present); Special Agent, Florida
c/o Horizon Kinetics	Independent		J.E. Breslin & Co. – Consulting		Department of Law Enforcement (FDLE) (2015 to
Asset Management LLC	Trustee		(2010 to 2016).		2019); Vice President, HBES Consulting, Inc. (2014
470 Park Avenue South					to present); Citibank, Senior AML Analyst
New York, New York 10016					((2014-2015); Senior Special Agent, Homeland
Security Investigations, Miami, FL (2011 to 2014);
Assistant Attaché Immigration & Customs
Enforcement, Pretoria, South Africa (2008 to 2011).
James M. Breen	Independent	Indefinite/	Security Consultant and Licensed	17	N/A
Year Born: 1959	Director/	14 years	Florida Private Investigator
c/o Horizon Kinetics	Independent		(2019 to present); Special Agent,
Asset Management LLC	Trustee		Florida Department of Law
470 Park Avenue South			Enforcement (FDLE) (2015 to 2019);
New York, New York 10016			Vice President, HBES Consulting, Inc.
(2014 to present); Citibank, Senior
AML Analyst (2014-2015); Senior
Special Agent, Homeland Security
Investigations, Miami, FL (2011 to 2014);
Assistant Attaché Immigration &
Customs Enforcement, Pretoria,
South Africa (2008 to 2011).

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued) Interested Directors/Trustees and Officers

# of Portfolios
		Term of		in Fund Complex(1)
	Position(s)	Office and		Overseen by
	Held with the	Length of	Principal Occupation(s)	Director/	Other Directorships
Name, Address and Year of Birth	Company/ Trust	Time Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Murray Stahl(3)	Director/	Indefinite/	Chairman, FRMO Corp. (2001 to	17	Director and Officer of RENN Fund, Inc.
Year Born: 1953	Trustee	22 years	present) (provides consulting		(closed end investment company) (2017-present).
c/o Horizon Kinetics	& Secretary		services to private investment
Asset Management LLC			funds and research services
470 Park Avenue South			with respect to marketable
New York, New York 10016			securities);Chairman and Chief
Investment Officer, Horizon
Kinetics LLC, (including
Horizon Kinetics Asset Management
LLC (investment adviser) (1994
to present); Kinetics Asset
Management LLC and Kinetics
Advisers, LLC (2000 to 2019);
CEO, Horizon Kinetics
LLC (2015 to present).

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued) Interested Directors/Trustees and Officers (Continued)

# of Portfolios
		Term of		in Fund Complex(1)
	Position(s)	Office and		Overseen by
	Held with the	Length of	Principal Occupation(s)	Director/	Other Directorships
Name, Address and Year of Birth	Company/ Trust	Time Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Peter B. Doyle(3)	Director/	Indefinite/	Vice President, Horizon	17	Director and Officer of
Year Born: 1962	Trustee,	20 years	Kinetics Asset Management LLC		FRMO Corp.
c/o Horizon Kinetics	President &		(1997-2011); Vice President,
Asset Management LLC	Chairman		FMRO Corp. (2001 to present)
470 Park Avenue South	of the Board		(provides consulting services to private
New York, New York 10016			investment funds and research
services with respect to marketable
securities); Managing Director,
Horizon Kinetics LLC (including
Horizon Kinetics Asset
Management LLC (an
SEC-registered investment
adviser) (1994 to present);
Kinetics Asset Management LLC
and Kinetics Advisers LLC
(2000 to 2019)); and President
of Kinetics Mutual Funds, Inc.
(1998 to present).
Leonid Polyakov(3)	Director/	Indefinite/	CFO, Horizon Kinetics Asset	17	N/A
Year Born: 1959	Trustee	20 years	Management LLC (2000 to
c/o Horizon Kinetics	& Treasurer		2011); CFO and FINOP, Kinetics
Asset Management LLC			Funds Distributor LLC (2002 to
470 Park Avenue South			2011); Director, Kinetics Advisers
New York, New York 10016			LLC (2000 to 2011).

(1)	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.
(3)	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued) Officers

Term of
	Position(s)	Office and
	Held with the	Length of	Principal Occupation(s)	Other Directorships
Name, Address and Age	Company/ Trust	Time Served	During Past Five Years	Held by Officer
Andrew M. Fishman	Chief Compliance	Indefinite/	Associate General Counsel, Horizon Kinetics LLC (2011 to	N/A
Year Born: 1950	Officer	18 years	present); General Counsel, Horizon Asset Management,
c/o Horizon Kinetics			Inc. (1997 to 2011); Secretary, Horizon Asset Management,
Asset Management LLC			Inc. (2006 to 2011); Chief Compliance Officer, Kinetics
470 Park Avenue South			Asset Management, Inc. (1999 to 2011); Chief Compliance
New York, New York 10016			Officer, Kinetics Advisers, LLC (2000 to 2011).

Jay H. Kesslen	Vice President and	Indefinite/	General Counsel, Horizon Kinetics LLC (including Horizon	N/A
Year Born: 1973	Assistant Secretary	18 years	Kinetics Asset Management LLC (an SEC registered investment
c/o Horizon Kinetics			adviser) (2011 to present), Chief Compliance Officer, Horizon
Asset Management LLC			Kinetics LLC (2015-2016), Kinetics Asset Management LLC
470 Park Avenue South			(2000 to present), Kinetics Advisers LLC (2000 to 2019),
New York, New York 10016			Kinetics Funds Distributor LLC (2000 to present), KBD
Securities LLC (2000 to present)); FROM Corp. (2014 to present);
Chief Compliance Officer, RENN Fund, Inc. (2017 to present).

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST

Privacy Policy (Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

This privacy policy is not part of the annual report.

Kinetics Mutual Funds, Inc.

615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York,NY 10016

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
50 South 16th Street
Suite 2900
Philadelphia, PA 19102

ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics was filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022 Kinetics Portfolios Trust	FYE 12/31/2022 Kinetics Mutual Funds	FYE 12/31/2021 Kinetics Portfolios Trust	FYE 12/31/2021 Kinetics Mutual Funds
Audit Fees	89,625	105,825	89,625	105,825
Audit-Related Fees	0	0	0	0
Tax Fees	28,375	31,175	28,375	31,175
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	0	0
Registrant’s Investment Adviser	0	0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(1)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)                           /s/ Peter B. Doyle

Peter B. Doyle, President

Date March 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)             /s/ Peter B. Doyle

Peter B. Doyle, President

Date March 2, 2023

By (Signature and Title)             /s/ Leonid Polyakov

Leonid Polyakov, Treasurer

Date March 2, 2023